Exhibit 2.1

RECAPITALIZATION AGREEMENT

This Recapitalization Agreement (this “Agreement”), is entered into as of July 14, 2004, by and among Monitronics International, Inc., a Texas corporation (the “Company”), the holders of Preferred Stock listed on the Schedule of Preferred Holders attached hereto (the “Preferred Holders”), the holders of Class A Common Warrants (“Warrants”) listed on the Schedule of Warrant Holders attached hereto (the “Warrant Holders”), the holders of the Company’s Class A Common Stock, $0.01 par value (“Class A Common Stock”), listed on the Schedule of Common Holders attached hereto (the “Common Holders”), New York Life Capital Partners II, L.P., a Delaware limited partnership (“NY Life”), and PPM America Private Equity Fund LP, a Delaware limited partnership (“PPM” and together with the Preferred Holders, Warrant Holders, Common Holders and NY Life, the “Shareholders”).

RECITALS

A. Each Preferred Holder owns the number of shares of the Company’s Series A Preferred Stock, $0.01 par value (“Series A Preferred”), Series B Preferred Stock, $0.01 par value (“Series B Preferred”), Series C Preferred Stock, $0.01 par value (“Series C Preferred”), Series C-1 Preferred Stock, $0.01 par value (“Series C-1 Preferred”), and Series D-1 Preferred Stock, $0.01 par value (“Series D-1 Preferred”), set forth opposite its name on Exhibit D hereto.

B. Each Warrant Holder owns Warrants to purchase the number of shares of Class A Common Stock set forth opposite its name on Exhibit D hereto.

C. The parties hereto desire to enter into a series of transactions (the “Recapitalization”) pursuant to which:

(i) the Company will amend and restate its Articles of Incorporation (a) to eliminate its Series A Preferred, Series B Preferred, Series C Preferred, Series C-1 Preferred, Series D-1 Preferred and Series D-2 Preferred Stock, $0.01 par value (“Series D-2 Preferred”) (collectively, the Series A Preferred, Series B Preferred, Series C Preferred, Series C-1 Preferred, Series D-1 Preferred and Series D-2 Preferred are hereinafter referred to as the “Preferred Stock”), and (b) establish a new Series A Preferred Stock, $0.01 par value (the “New Series A Preferred”);

(ii) each of ABRY Partners IV, L.P. (“ABRY L.P.”) and ABRY Investment Partnership, L.P. (“ABRY Investment”) will exchange the Series D-1 Preferred Stock held by it for shares of Class A Common Stock;

(iii) each of Austin Ventures III-A, L.P. and Austin Ventures III-B, L.P. will exchange the Series A Preferred and Class A Common Stock held by it for shares of New Series A Preferred;

(iv) each of Austin Ventures V, L.P. and Austin Ventures V Affiliates Fund, L.P. (Austin Ventures III-A, L.P., Austin Ventures III-B, L.P., Austin Ventures V, L.P., and Austin Ventures V Affiliates Fund, L.P. being collectively referred to herein as the “AV Parties”) will exchange the Series B Preferred and Warrants held by it for shares of New Series A Preferred;

(v) Capital Resource Lenders II, L.P. (“Capital Resource”) will exchange the Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series D-1 Preferred Stock and Warrants held by it for shares of Class A Common Stock;

(vi) Windward Capital LP II, LLC, a Delaware limited liability company (“Windward LLC”), will exchange 69,162 shares of the Series C Preferred held by it and 12,338 shares of the Series C-1 Preferred held by it for an aggregate of 432,333 shares of Class A Common Stock (the “Windward LLC Common Shares”) and $290,882.50 in cash (the “Windward LLC Cash Amount”);

(vii) Windward Capital Partners II, L.P., a Delaware limited partnership (“Windward LP”), will exchange 1,264,031 shares of the Series C Preferred held by it and 225,492 shares of the Series C-1 Preferred held by it for an aggregate of 7,901,000 shares of Class A Common Stock (the “Windward LP Common Shares”) and $5,319,106.90 in cash (the “Windward LP Cash Amount”);

(viii) immediately following its receipt of the Windward LLC Common Shares, Windward LLC will sell, assign, transfer and convey the Windward LLC Common Shares to NY Life and PPM pursuant to the Stock Purchase Agreement in substantially the form attached hereto as Exhibit A (the “Stock Purchase Agreement”); and

(ix) immediately following its receipt of the Windward LP Common Shares, Windward LP will sell, assign, transfer and convey the Windward LP Common Shares to NY Life and PPM pursuant to the Stock Purchase Agreement (such transactions, together with the transactions set forth in paragraph C(viii) above, the “Share Purchase”).

D. In connection with the Recapitalization, the Company and the Shareholders desire to amend and restate the Fourth Amended and Restated Shareholders Agreement, dated January 18, 2002, by and among the Company and the Company’s security holders identified therein (the “Old Shareholders Agreement”) with the Fifth Amended and Restated Shareholders Agreement among the Company and the security holders identified therein, in substantially the form attached hereto as Exhibit B (the “Restated Shareholders Agreement”).

E. In connection with the Recapitalization, the Company and the Shareholders desire to amend and restate the Fourth Amended and Restated Registration Agreement, dated January 18, 2002, by and among the Company and the security holders identified therein (the “Old Registration Agreement”) with the Fifth Amended and Restated Registration Agreement among the Company and the security holders identified therein, in substantially the form attached hereto as Exhibit C (the “Restated Registration Agreement”).

F. In connection with the Recapitalization, the Company and the Shareholders desire to reconstitute the Board of Directors of the Company (the “Board”) and certain Committees of the Board.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Capitalization.

The Company represents and warrants to the Shareholders that the capitalization of the Company immediately prior to the Closing (as hereinafter defined) is as set forth on Exhibit D hereto. The Company represents and warrants to the Shareholders that the capitalization of the Company immediately after the Closing shall be as set forth on Exhibit E hereto.

2.	The Recapitalization.

The Company and the Shareholders, as applicable, hereby agree to take all of the following actions in connection with the Recapitalization, subject to the terms and conditions of this Agreement and in reliance on the representations and warranties set forth in this Agreement. Unless otherwise stated in this Section 2 or Section 3, the Recapitalization Documents (as hereinafter defined) will all be deemed to have been executed simultaneously at the Closing, and all of the transactions contemplated by the Recapitalization Documents shall be deemed to have happened simultaneously at the Closing.

(a) Amended and Restated Articles of Incorporation. Each Shareholder and the Company hereby agree that it is in the best interest of the Company to amend and restate the Company’s Articles of Incorporation, and each Shareholder will take all actions, whether in his or its capacity as a shareholder, officer or director of the Company, necessary to adopt, prior to the Closing, amended and restated Articles of Incorporation, substantially in the form attached hereto as Exhibit F (the “Amended and Restated Articles of Incorporation”).

(b) Exchange of Class A Common Stock. At the Closing, Austin Ventures III-A, L.P. and Austin Ventures III-B, L.P. shall transfer to the Company good and valid title to all of the shares of Class A Common Stock held by each of them, and the Company shall issue shares of the New Series A Preferred to each of them at the Closing such that when added to the shares of New Series A Preferred issued to them pursuant to Section 2(c)(i), they shall hold immediately after the Closing the number of shares of New Series A Preferred in the amount set forth opposite each of their names on Exhibit E hereto.

(c) Exchange of Preferred Stock.

(i) At the Closing, each Preferred Holder (other than Windward LP and Windward LLC) shall transfer to the Company good and valid title to all of the shares of Preferred Stock held by such Preferred Holder, and the Company shall issue shares of Class A Common Stock or New Series A Preferred to such Preferred Holder at the Closing such that immediately after the Closing, such Preferred Holder holds the number of shares of Class A Common Stock or New Series A Preferred in the amount set forth opposite such Preferred Holder’s name on Exhibit E hereto.

(ii) At the Closing, each of Windward LP and Windward LLC shall transfer to the Company good and valid title to all of the shares of Series C Preferred and Series C-1 Preferred Stock held by it, and the Company shall (A) issue to Windward LLC and Windward LP the Windward LLC Common Shares and the Windward LP Common Shares, respectively, and (B) pay to Windward LLC and Windward LP the Windward LLC Cash Amount and the Windward LP Cash Amount, respectively.

(d) Stock Purchase Agreement. At the Closing, the Company, Windward LP, Windward LLC, NY Life and PPM shall (i) execute and deliver the Stock Purchase Agreement,

providing for the Share Purchase and (ii) subject to the terms of the Stock Purchase Agreement, including the conditions precedent to the obligations of the parties thereto, take all actions necessary to effect the Share Purchase as contemplated by the Stock Purchase Agreement (except those actions that cannot by their terms be satisfied prior to the Share Purchase).

(e) Exchange of Warrants. At the Closing, each Warrant Holder (other than The Northwestern Mutual Life Insurance Company (“Northwestern”)) shall transfer to the Company good and valid title to all of the Warrants held by such Warrant Holder, and the Company shall issue shares of Class A Common Stock or New Series A Preferred to such Warrant Holder at the Closing such that when added to the shares of Class A Common Stock or New Series A Preferred issued to them pursuant to Section 2(c)(i), immediately after the Closing, the Warrant Holder holds the number of shares of Class A Common Stock or New Series A Preferred in the amount set forth opposite such Warrant Holder’s name on Exhibit E hereto.

(f) Recapitalization Documents. This Agreement, the Amended and Restated Articles of Incorporation, the Stock Purchase Agreement, the Restated Shareholders Agreement and the Restated Registration Agreement are collectively referred to herein as the “Recapitalization Documents.”

(g) Reconstitution of the Board. At the Closing, the Board shall be reconstituted, so that the Board shall consist of the following individuals: Erik Brooks, Jay Grossman, James R. Hull, Brent Stone, Blaine Wesner and Royce Yudkoff as provided in the Restated Shareholders Agreement.

(h) Post-Closing Adjustment.

(i) The parties hereto have agreed to the consideration to be received by each Preferred Holder (other than Windward LP and Windward LLC) in exchange for the Preferred Stock and Class A Common Stock held by such holders immediately prior to the effectiveness hereof based upon an assumed price per share of Class A Common Stock on a fully-diluted as if converted basis of $6.00 per share (the “Assumed Price Per Share”). In order to maintain the agreed percentage ownership of the Company’s equity, the Company shall issue additional shares of Class A Common Stock and/or Series A Preferred Stock to the extent necessary and in the manner described below upon the occurrence of a Tax Valuation Event (as defined herein). The number of additional shares of Class A Common Stock and/or Series A Preferred Stock, as applicable, to be issued to each shareholder entitled to receive such additional shares of Class A Common Stock and/or Series A Preferred Stock, as applicable, shall be the number of shares of Class A Common Stock or Series A Preferred Stock, as applicable, that when added to the number of shares of Class A Common Stock or Series A Preferred Stock, as applicable, held by such shareholder on the date hereof as set forth in the shaded column on the attached spreadsheet labeled Exhibit G, shall result in such shareholder holding the number of shares of Class A Common Stock or Series A Preferred Stock, as applicable, set forth opposite such shareholder’s name in the shaded column on the spreadsheet attached as Exhibit H which contains the appropriate Revised Price Per Share (as defined below) resulting from the Tax Valuation Event. In order to determine the Revised Price Per Share, the Assumed Price Per Share shall be adjusted by subtracting from such Assumed Price Per Share an amount equal to the product of (x) $0.70 multiplied by (y) the difference between (i) the number of years greater than ten (10) that the Internal Revenue Service successfully determines (whether through adjudication or settlement with the Company) to be the correct amortizable life of the Company’s subscriber accounts and (ii) ten (10) (such resulting price per share, the “Revised Price Per Share”). In no event whatsoever will the Revised Price Per Share be less than $2.50 per share. Notwithstanding anything to the contrary above, if the Revised Price Per Share is an amount that is between two Revised Price Per Share amounts listed on Exhibit H, the number of shares of Class A Common Stock and/or Series A Preferred Stock, as applicable, to be issued to each shareholder entitled to receive additional shares of Class A Common Stock and/or Series A Preferred Stock, as applicable, shall be adjusted on a linear basis to equal an amount between the number of shares of Class A Common Stock or Series A Preferred Stock, as applicable, that would be issued to such shareholder on the closest two Revised Per Share Amounts listed on Exhibit H. In the event that a holder of Series A Preferred Stock shall have converted such shares into shares of Class A Common Stock prior to the occurrence of a Tax Valuation Event then, upon occurrence of a Tax Valuation Event, such holder shall be issued shares of Class A Common Stock in lieu of shares of Series A Preferred Stock for such shares of Series A Preferred Stock that have been previously converted.

(ii) “Tax Valuation Event” means an audit of the Company or its Subsidiaries (as defined in the Amended and Restated Articles of Incorporation) conducted by the Internal Revenue Service which results in (A) a final determination by the Internal Revenue Service that the Company or its Subsidiaries have improperly amortized the life of subscriber accounts over a 10 year period and should have amortized the life of subscriber accounts over a period greater than 10 years and (B) requirements that the Company (1) restate its tax returns to increase the length of time over which it amortizes the life of subscriber accounts to a period greater than 10 years and (2) amortize the life of subscriber accounts on future tax returns over a period greater than 10 years; provided that the Company or such Subsidiary receives notification from the Internal Revenue Service of such audit within two years following the date hereof and subject to the provisions of Section 2(h)(iii) below.

(iii) The Company agrees to furnish to a representative of the AV Parties copies of all correspondence received from any Governmental Entity in connection with any audit, litigation or other proceedings relating to the tax returns of the Company or any of its Subsidiaries. The Company agrees to keep a representative of the AV Parties informed on a timely basis of all contacts and discussions with any Governmental Entity regarding any audit, litigation or other proceeding described in the foregoing sentence. The AV Parties shall have the right to consult with the Company regarding any determination, contest and or any assessment, notice of deficiency or other adjustment or proposed adjustment relating to or with respect to taxes or tax returns of the Company or any of its Subsidiaries. The Company shall use its reasonable best efforts to defend positions taken on tax returns and shall keep the AV Parties informed of the progress of any such proceedings. The rights of the AV Parties under this section shall terminate two years following the date of this Agreement; provided that the rights of the AV Parties under this section shall continue beyond such period with respect to any notification from the Internal Revenue Service received by the Company or any of its Subsidiaries within two years following the date of this Agreement.

3.	The Closing.

The closing of the transactions contemplated by this Agreement (the “Closing”) shall be held at the offices of Vinson & Elkins L.L.P., 3700 Trammell Crow Center, 2001 Ross Avenue,

Dallas, Texas 75201, on the date hereof or such other date and location as the Company and the Shareholders may mutually agree (the date of such Closing, the “Closing Date”); provided that the transactions contemplated under Sections 2(a), (b), (c) and (e) hereof shall be deemed to have occurred immediately prior to the transactions contemplated under Section 2(d) hereof; provided, further, that the transactions contemplated under Sections 2(a), (b), (c) and (e) hereof shall in no event occur unless and until the full satisfaction of the transactions contemplated under Section 2(d). At the Closing:

(a) each Preferred Holder will deliver to the Company the certificates representing all of the Preferred Stock held by such Preferred Holder, free and clear of any lien, pledge or security interest, except for those imposed pursuant to the Credit Agreement, dated as of August 25, 2003, by and among the Company and the several banks and other lenders parties thereto (the “Credit Agreement”), together with separate stock powers duly endorsed in blank, and any other documents that in the reasonable judgment of the Company are necessary to the Company’s good and valid title to the Preferred Stock held by the Preferred Holder;

(b) each Warrant Holder (other than Northwestern) will deliver to the Company the certificates representing all of the Warrants held by each such Warrant Holder, free and clear of any lien, pledge or security interest, except for those imposed pursuant to the Credit Agreement, and any other documents that in the reasonable judgment of the Company are necessary to the Company’s good and valid title to the Warrant held by such Warrant Holder;

(c) each of Austin Ventures III-A, L.P. and Austin Ventures III-B, L.P. will deliver to the Company the certificates representing all of the Class A Common Stock held by it, free and clear of any lien, pledge or security interest, except for those imposed pursuant to the Credit Agreement, and any other documents that in the reasonable judgment of the Company are necessary to the Company’s good and valid title to such shares of Class A Common Stock;

(d) the Company will issue shares of Class A Common Stock or New Series A Preferred to each Preferred Holder (other than Windward LLC and Windward LP) and Warrant Holder (other than Northwestern) such that, immediately after the Closing, such Preferred Holder or Warrant Holder holds the number of shares of Class A Common Stock or New Series A Preferred in the amount set forth opposite each Shareholder’s name on Exhibit E;

(e) the Company shall (i) issue to (a) Windward LLC the Windward LLC Common Shares and (b) Windward LP the Windward LP Common Shares and (ii) pay to (a) Windward LLC the Windward LLC Cash Amount and (b) Windward LP the Windward LP Cash Amount, in each case, by wire transfer of immediately available funds pursuant to wire transfer instructions delivered to the Company;

(f) each of Windward LP and Windward LLC will sell, assign, transfer and convey the Windward LP Common Shares and the Windward LLC Common Shares, respectively, to NY Life and PPM in accordance with the terms of the Stock Purchase Agreement;

(g) each party will execute and deliver the Recapitalization Documents (other than this Agreement) to which such party is a signatory; and

(h) the parties will undertake any actions and deliver any documents necessary to effect the transactions contemplated by the Recapitalization Documents and the other transactions contemplated by this Agreement.

4.	Shareholder’s Representations and Warranties.

Each Shareholder hereby represents and warrants, as to itself only and not with respect to any other Shareholder, to the Company and to each other Shareholder as follows:

(a) Organization. If the Shareholder is not an individual, such Shareholder has been duly organized and is validly existing as a corporation, limited partnership or limited liability company in good standing under the laws of the jurisdiction in which it is chartered or organized.

(b) Authorization; Enforcement. The Shareholder has all requisite power and authority to authorize, execute, deliver and perform this Agreement and the other Recapitalization Documents to which it is a party. The execution, delivery and performance by the Shareholder of this Agreement and the other Recapitalization Documents to which it is a party, and the consummation by the Shareholder of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate, limited partnership or limited liability company action on the part of the Shareholder, and no further consent or authorization thereafter is presently required by the Shareholder. This Agreement and the other Recapitalization Documents to which the Shareholder is a party have been duly and validly executed and delivered by the Shareholder and, assuming the due authorization, execution and delivery by the other parties hereto, constitute the valid and binding obligations of the Shareholder, enforceable against the Shareholder in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles regardless of whether enforcement is sought in equity or at law.

(c) No Conflicts. The execution and delivery of this Agreement and the other Recapitalization Documents to which it is a party by the Shareholder do not, and the performance by the Shareholder of its obligations hereunder and thereunder will not, constitute a violation of, conflict with or result in a default under the articles of incorporation, bylaws, limited liability company agreement, limited partnership agreement or similar organizational documents, as the case may be, of the Shareholder or any contract to which the Shareholder is a party or by which the Shareholder is bound or any judgment, decree or order applicable to the Shareholder.

(d) No Violations. Neither the execution and delivery of this Agreement nor the other Recapitalization Documents to which it is a party, nor the performance by the Shareholder of its obligations hereunder or thereunder, will violate in any material respect any provision of law applicable to the Shareholder.

(e) Consents; Approvals. Neither the execution, delivery or performance by the Shareholder of this Agreement or any other Recapitalization Document to which it is a party, nor the consummation by it of the obligations and transactions contemplated hereby or thereby, requires any consent or approval of, authorization by, exemption from, filing with or notice to any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, exchange, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal (each, a “Governmental Entity”) or any other individual, corporation, partnership, joint venture, trust, unincorporated organization, limited liability company or partnership, or a government or any agency or political subdivision thereof (each, a “Person”), except with respect to each of ABRY LP and ABRY Investment any filings required under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the expiration or termination of any waiting period in connection therewith, which have been duly made or obtained.

(f) Acquisition for Own Account. If the Shareholder is acquiring Class A Common Stock or New Series A Preferred as part of the Recapitalization, the Shareholder is acquiring the Class A Common Stock or New Series A Preferred for its own account, for investment and not with a view toward distribution in a manner which would violate the Securities Act; provided, however, that by making the representations herein, the Shareholder does not agree to hold any of the shares of Class A Common Stock or the New Series A Preferred for any minimum or other specific term and reserves the right to dispose of such shares at any time, subject to the transfer restrictions contained in the Restated Shareholders Agreement and in accordance with or pursuant to an effective registration statement under the Securities Act or in a transaction exempt from or not subject to the registration requirements of the Securities Act.

(g) Access to Information. If the Shareholder is acquiring Class A Common Stock or New Series A Preferred as part of the Recapitalization, the Shareholder acknowledges that it has reviewed and discussed the Company’s business and affairs with such officers of the Company and others as it has deemed appropriate or desirable in connection with the transactions contemplated by this Agreement. The Shareholder further acknowledges that it has requested, received and reviewed such information, undertaken such investigation and made such further inquiries of officers of the Company and others as it has deemed appropriate or desirable in connection with such transactions.

(h) Ability to Bear Economic Risk. If the Shareholder is acquiring Class A Common Stock or New Series A Preferred as part of the Recapitalization, the Shareholder understands that it must bear the economic risk of its investment for an indefinite period of time because neither the Class A Common Stock nor the New Series A Preferred are, and will not be, registered under the Securities Act or any applicable state securities laws, except as may be provided in the Restated Registration Agreement, and may not be resold unless subsequently registered under the Securities Act and such other laws or unless an exemption from such registration is available.

(i) Accredited Investor. If the Shareholder is acquiring Class A Common Stock or New Series A Preferred as part of the Recapitalization, the Shareholder represents that it has knowledge and experience in financial and business matters and that it is capable of evaluating the merits and risks of its investment in the Class A Common Stock or the New Series A Preferred. The Shareholder (other than ABRY Investment) further represents that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Securities Act with respect to the acquisition of the Class A Common Stock or the New Series A Preferred.

(j) Brokers. No Person has or will have, as a result of the transactions contemplated by this Agreement, any rights, interest or valid claim against or upon the Company or the

Shareholders for any commission, fee or other compensation as a finder or broker because of any written agreement made by the Shareholder to pay any such compensation.

(k) Legends. The Shareholder hereby acknowledges that each certificate representing the Class A Common Stock or New Series A Preferred and any other securities issued in respect of such shares upon any stock split, stock dividend, recapitalization, merger or similar event (unless no longer required in the written opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Company, it being agreed that Vinson & Elkins L.L.P., Kirkland & Ellis LLP, Jenkens & Gilchrist, P.C., Testa, Hurwitz & Thibeault, LLP or Arnold & Porter LLP shall be satisfactory) shall bear a legend substantially in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

(l) Title to Securities. The Shareholder is the sole record and beneficial owner of, and has good and valid title to, the security or securities listed opposite its or his name on Exhibit D hereto, free and clear of any lien, pledge, security interest or any restriction on transfer, except for restrictions on transfer imposed by applicable securities laws, the Credit Agreement, the Old Shareholders Agreement and the Third Amended and Restated Co Sale Agreement, dated January 18, 2002, by and among the Company and the shareholders party thereto. Immediately prior to the Closing, the Shareholder will not hold, beneficially or of record, any securities of the Company other than the securities listed opposite its or his name on Exhibit D hereto. The Shareholder (other than Windward LLC and Windward LP in connection with the Stock Purchase Agreement) is not a party to any option, warrant, purchase right or other contract or commitment that (i) will not be terminated at the Closing and (ii) requires the Shareholder to sell, transfer or otherwise dispose of any capital stock of the Company.

5.	Company Representations and Warranties.

The Company hereby represents and warrants to each Shareholder as follows:

(a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased, or the nature of the activities conducted, by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified, either individually or in the aggregate, would not have (or be reasonably likely to have) a material adverse effect on the business, assets, liabilities, condition (financial or otherwise) or results of operations of the Company or the Company’s ability to perform its obligations under this Agreement or the other Recapitalization Documents to which it is a party.

The Company does not own, directly or indirectly, any capital stock or other equity or ownership or proprietary interest in any Person.

(b) Authorization; Enforcement. The Company has all requisite power and authority to authorize, execute, deliver and perform this Agreement and the other Recapitalization Documents to which it is a party. The execution, delivery and performance by the Company of this Agreement and the other Recapitalization Documents to which it is a party, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of the Company and no further consent or authorization therefore is presently required by the Company. This Agreement and the Recapitalization Documents to which it is a party have been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other parties hereto, constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles regardless of whether enforcement is sought in equity or at law.

(c) Duly Authorized, Fully Paid and Non-assessable. The Class A Common Stock and the New Series A Preferred have been duly authorized and, upon issuance in accordance with the terms of this Agreement and the Amended and Restated Articles of Incorporation, all such Class A Common Stock and the New Series A Preferred will be duly authorized, validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and other encumbrances except for those imposed by the Credit Agreement, and will not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holders thereof.

(d) No Conflicts. The execution and delivery of this Agreement and the other Recapitalization Documents to which it is a party by the Company does not, and the performance by the Company of its obligations hereunder and thereunder will not, constitute a violation of, conflict with or result in a default under the Amended and Restated Articles of Incorporation, the bylaws of the Company or any contract to which the Company is a party or by which the Company is bound or any judgment, decree or order applicable to the Company.

(e) No Violations. Neither the execution and delivery of this Agreement or the other Recapitalization Documents to which it is a party nor the performance by the Company of its obligations hereunder or thereunder will violate in any material respect any provision of law applicable to the Company.

(f) Consents; Approvals. Neither the execution, delivery or performance by the Company of this Agreement or any other Recapitalization Document to which it is a party, nor the consummation by it of the obligations and transactions contemplated hereby or thereby, requires any consent or approval of, authorization by, exemption from, filing with or notice to any Governmental Entity or any other Person other than (i) the filing of the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Texas, (ii) the consent of the lenders required under the Credit Agreement, (iii) the consent of Northwestern under the Subordinated Note and Warrant Purchase Agreement, dated January 18, 2002, as amended (the “Northwestern Agreement”), and (iv) any filings required under the HSR Act and the expiration or termination of any waiting period in connection therewith, all of which have been duly made or obtained.

(g) Brokers. There is no broker, investment banker, financial advisor, finder or other Person which has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission for which the Company or the Shareholders will be liable in connection with the execution, delivery or performance by the Company of this Agreement or any of the other Recapitalization Documents to which it is a party.

(h) No Other Conversion, Preemptive Rights. After the Closing Date (as hereinafter defined), except for (i) the warrants issued to Heller Financial, Inc., a Delaware corporation (“Heller”), pursuant to the Warrant Agreement, dated as of November 10, 1994, by and between the Company and Heller, as amended, (ii) the warrants issued to Northwestern pursuant to the Northwestern Agreement, (iii) the New Series A Preferred, to be issued in the Recapitalization and (iv) options to purchase 92,000 shares of Class A Common Stock issued pursuant to the Company’s 1999 Stock Option Plan, there will be no securities outstanding that are convertible or exchangeable for the Company’s Common Stock, and there will be no other options, warrants, conversion privileges or other rights (including preemptive rights and rights of first refusal or similar rights other than as described in the Restated Shareholders Agreement) outstanding to purchase any of the authorized but unissued stock of the Company.

6.	Further Assurances.

The Company and each Shareholder shall take or cause to be taken all such actions as may be necessary or reasonably desirable in order expeditiously to consummate the transactions contemplated by this Agreement, the other Recapitalization Documents to which they are a party and any other agreements necessary to consummate the Recapitalization, including, without limitation, executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; voting in favor of such transaction; furnishing information and copies of documents; filing applications, reports, returns, filings and other documents or instruments with Governmental Entities; and otherwise cooperating with the Company.

7.	Certain Conditions.

(a) The obligation of the Company to consummate the Recapitalization shall be subject to the satisfaction or waiver by the Company of the following conditions:

(i) the representations and warranties made by each Shareholder in Section 4 hereof shall be true and correct in all material respects at the Closing Date as if made on the Closing Date and each Shareholder shall have performed in all material respects all obligations and conditions required herein or by any other Recapitalization Document to have been performed or complied with by it on or prior to the Closing;

(ii) each of the Recapitalization Documents shall have been executed and delivered by each other party thereto;

(iii) the Company shall have filed the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Texas, which Amended and Restated Articles of Incorporation shall be in full force and effect on the Closing Date;

(iv) no action, suit, proceeding or investigation by any Governmental Entity shall be pending or, so far as is known to the Company or the Shareholders, be threatened, and no Governmental Entity shall have enacted an order or injunction which is in effect, which, in the case of such action, suit, proceeding, investigation, order or injunction, challenges the transactions contemplated by this Agreement or any other Recapitalization Document or seeks to restrain or prevent the consummation of the transactions contemplated hereunder or thereunder; and

(v) the Company shall have obtained any and all consents (including the consent of the lenders required pursuant to the Credit Agreement and of Northwestern pursuant to the Northwestern Agreement), permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the other Recapitalization Documents.

(b) The obligation of each Shareholder to consummate the Recapitalization shall be subject to the satisfaction or waiver by such Shareholder of the following conditions:

(i) the representations and warranties made by each other Shareholder or the Company in Section 4 or Section 5 hereof shall be true and correct in all material respects at the Closing Date, as if made on the Closing Date, and the Company and each other Shareholder shall have performed in all material respects all obligations and conditions required herein or by any other Recapitalization Document to have been performed or complied with by it on or prior to the Closing under this Agreement;

(ii) each of the Recapitalization Documents shall have been executed and delivered by each party thereto other than such Shareholder;

(iii) the Company shall have filed the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Texas, which Amended and Restated Articles of Incorporation shall be in full force and effect on the Closing Date;

(iv) no action, suit, proceeding or investigation by any Governmental Entity shall be pending or, so far as is known to the Company or the Shareholders, be threatened, and no Governmental Entity shall have enacted an order or injunction which is in effect, which, in the case of such action, suit, proceeding, investigation, order or injunction, challenges the transactions contemplated by this Agreement or any other Recapitalization Document or seeks to restrain or prevent the consummation of the transactions contemplated hereunder or thereunder;

(v) the Company shall have obtained any and all consents (including the consent of the lenders required pursuant to the Credit Agreement and of Northwestern pursuant to the Northwestern Agreement), permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the other Recapitalization Documents;

(vi) each of the conditions set forth in Section 6 of the Stock Purchase Agreement (other than the conditions set forth in Section 6(a)(vii) and Section 6(b)(ix)) shall have been satisfied; and

(vii) each of Windward LP and Windward LLC shall have received federal funds reference numbers or other confirmation satisfactory to it evidencing that the purchase price to be received by it from PPM and NY Life for the Share Purchase as provided in the Stock Purchase Agreement have been sent by wire transfer of immediately available funds.

8.	Specific Performance.

The parties hereto acknowledge and agree that in the event of any breach of this Agreement, the other parties hereto would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that, in addition to any other remedy to which the parties hereto may be entitled at law or in equity, each of the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and/or to compel specific performance of this Agreement in any action.

9.	Expenses.

The Company will pay all fees and expenses of the parties hereto incurred in connection with the negotiation, preparation and execution of this Agreement and the other Recapitalization Documents and in connection with the consummation of the transactions contemplated hereby and thereby, including, without limitation, legal fees.

10.	Miscellaneous.

(a) Entire Agreement. This Agreement, including all exhibits and schedules hereto, and the other Recapitalization Documents constitute the entire agreement and supersede all prior agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof and thereof.

(b) Representations and Warranties. None of the parties has made nor is making any representation, warranty, covenant or agreement, express or implied, other than the explicit representations, warranties, covenants and agreements set forth herein. No promise or inducement for this Agreement has been made to any party hereto except as set forth herein. This Agreement is being executed by each party freely and voluntarily, and without reliance upon any statement or representation by any other party, any of such other party’s affiliates or any of their attorneys or agents except as set forth herein. Each party acknowledges and agrees that it is legally competent to enter into this Agreement and accepts full responsibility therefor and has been represented by counsel in the course of the negotiation of this Agreement.

(c) Successors and Assigns; Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and permitted assigns. This Agreement may not be assigned by the Company without the prior written consent of all Shareholders. This Agreement may not be assigned by any Shareholder without the prior written consent of the Company and all other Shareholders.

(d) Section Headings. Section headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

(e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument.

(f) Governing Law. This agreement shall be governed by and construed and enforced in accordance with the laws of the state of Texas, without reference to the conflict of laws principles thereof.

(g) Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), telegraphed, sent by express overnight courier service or electronic facsimile transmission with a copy by mail, or delivered to the applicable party at the addresses indicated below:

If to the Company:

Monitronics International, Inc.

12801 Stemmons Freeway

Suite 821

Dallas, Texas 75234

Attention: James R. Hull

Facsimile No.: (972) 919-1985

(with copies to):

Vinson & Elkins L.L.P.

2001 Ross Avenue

Suite 3700

Dallas, Texas 75201

Attention: Christine A. Hathaway

Facsimile No.: (214) 999-7714

If to a Shareholder:

To the address of such Shareholder

specified on the signature pages attached hereto

or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other party complying as to delivery with the terms of this Section. All such notices or requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) two days after being deposited in the mail or (ii) one day after being delivered to the telegraph company, deposited with the express overnight courier service or sent by electronic facsimile transmission (with receipt confirmed), respectively, addressed as aforesaid.

(h) Waiver. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement or one or more sections shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

(i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

(j) Tax-free Reorganization. The Company and each Shareholder agree to regard the exchange of the Preferred Shares, the Class A Common Stock and the Warrants for the New Series A Preferred and Class A Common Stock of the Company as a reorganization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, for reporting and other positions, including tax reporting.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date first above written.

MONITRONICS INTERNATIONAL, INC.

		By:	/s/ James R. Hull
James R. Hull President

Address:	12801 Stemmons Freeway Suite 821	HULL FAMILY LIMITED PARTNERSHIP, L.P.
	Dallas, Texas 75234	By:	James R. Hull Management Trust, its General Partner

		By:	/s/ James R. Hull
James R. Hull Trustee

Address:	12801 Stemmons Freeway	/s/ Robert N. Sherman
	Suite 821 Dallas, Texas 75234	Robert N. Sherman

Address:	12801 Stemmons Freeway	/s/ Michael Meyers
	Suite 821 Dallas, Texas 75234	Michael Meyers

Address:	12801 Stemmons Freeway	/s/ Stephen Hedrick
	Suite 821 Dallas, Texas 75234	Stephen Hedrick

Address:	12801 Stemmons Freeway	/s/ Michael Gregory
	Suite 821 Dallas, Texas 75234	Michael Gregory

Address:	300 West 6th Street Suite 2300	AUSTIN VENTURES III-A, L.P.
	Austin, Texas 78701	By:	AV Partners III, L.P., its General Partner

		By:	/s/ Blaine F. Wesner
Blaine F. Wesner Authorized Signatory

Address:	300 West 6th Street Suite 2300	AUSTIN VENTURES III-B, L.P.
	Austin, Texas 78701	By:	AV Partners III, L.P., its General Partner

		By:	/s/ Blaine F. Wesner
Blaine F. Wesner Authorized Signatory

Address:	300 West 6th Street Suite 2300	AUSTIN VENTURES V, L.P.
	Austin, Texas 78701	By:	AV Partners V, L.P., its General Partner

		By:	/s/ Blaine F. Wesner
Blaine F. Wesner General Partner

Address:	300 West 6th Street Suite 2300	AUSTIN VENTURES V AFFILIATES FUND, L.P.
	Austin, Texas 78701	By:	AV Partners V, L.P.,
its General Partner

		By:	/s/ Blaine F. Wesner
Blaine F. Wesner General Partner

Address:	85 Merrimac Street Suite 200	CAPITAL RESOURCE LENDERS II, L.P.
	Boston, Massachusetts 02114	By:	Capital Resource Partners II, L.P., its General Partner

		By:	/s/ Robert C. Ammerman
		Name:	Robert C. Ammerman
		Title:	General Partner

Address:	111 Huntington Avenue Boston, Massachusetts 02199	ABRY PARTNERS IV, L.P.

		By:	ABRY Capital Partners, L.P., its General Partner

			By:	ABRY Capital Partners, L.P., its General Partner

				By:	/s/ Jay M. Grossman
				Name:	Jay M. Grossman
Title:

Address:	111 Huntington Avenue Boston, Massachusetts 02199	ABRY INVESTMENT PARTNERSHIP, L.P.

		By:	ABRY Investment GP, LLC, its General Partner

		By:	/s/ Jay M. Grossman
		Name:	Jay M. Grossman
Title:

Address:	712 Fifth Avenue 21st Floor	WINDWARD CAPITAL PARTNERS II, L.P.
	New York, New York 10019	By:	Windward Capital GP II, LLC, its General Partner

		By:	/s/ Peter S. Macdonald
Peter S. Macdonald
Managing Member

Address:	712 Fifth Avenue 21st Floor	WINDWARD CAPITAL PARTNERS II, LLC
	New York, New York 10019	By:	/s/ Peter S. Macdonald
Peter S. Macdonald
Managing Member

Address:	720 East Wisconsin Avenue Milwaukee, Wisconsin 53202	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

		By:	/s/ David A. Barras
		Name:	David A. Barras
		Title:	Its Authorized Representative

Address:	51 Madison Avenue Suite 3009 (30th Floor)	NEW YORK LIFE CAPITAL PARTNERS II, L.P.
	New York, New York 10010 Attn: John Schumacher	By:	NYLCAP Manager LLC, its Investment Manager

		By:	/s/ John E. Schumacher
		Name:	John E. Schumacher
		Title:	President and CEO

Address:	225 W. Wacker Drive Suite 1200	PPM AMERICA PRIVATE EQUITY FUND LP
	Chicago, Illinois 60606 Attn: Bruce Saewitz	By:	PPM America Capital Partners, LLC, its general partner

		By:	/s/ Bruce Saewitz
		Name:	Bruce Saewitz
		Title:	Senior Partner

		By:	/s/ Austin Krumpfes
		Name:	Austin Krumpfes
		Title:	Associate

SCHEDULE OF PREFERRED HOLDERS

Austin Ventures III-A, L.P.

Austin Ventures III-B, L.P.

Austin Ventures V, L.P.

Austin Ventures V Affiliates Fund, L.P.

Capital Resource Lenders II, L.P.

Windward Capital Partners II, L.P.

Windward Capital LP II, LLC

ABRY Partners IV, L.P.

ABRY Investment Partnership, L.P.

Schedule of Preferred Holders-1

SCHEDULE OF WARRANT HOLDERS

Austin Ventures V, L.P.

Austin Ventures V Affiliates Fund, L.P.

Capital Resource Lenders II, L.P.

The Northwestern Mutual Life Insurance Company

Schedule of Warrant Holders-1

SCHEDULE OF COMMON HOLDERS

Austin Ventures III-A, L.P.

Austin Ventures III-B, L.P.

Capital Resource Lenders II, L.P.

Hull Family Limited Partnership, L.P.

Robert N. Sherman

Michael Meyers

Stephen Hedrick

Michael Gregory

Schedule of Common Holders-1

EXHIBIT A

Form of Stock Purchase Agreement

(see attachment)

A-1

EXHIBIT B

Form of Restated Shareholders Agreement

(see attachment)

B-1

EXHIBIT C

Form of Restated Registration Agreement

(see attachment)

C-1

EXHIBIT D

Capitalization Prior to the Closing

Shareholder	Class of Shares	# of Shares	# of Fully Diluted Common Shares on an “As Converted” Basis	Fully Diluted Ownership Percentage
Austin Ventures III-A, L.P.	Series A Preferred	2,168,400	2,713,213	17.181%
	Class A Common	33,344	33,344	0.211%
Austin Ventures III-B, L.P.	Series A Preferred	1,831,600	2,291,792	14.513%
	Class A Common	28,167	28,167	0.178%
Austin Ventures V, L.P.	Series B Preferred	3,809,525	—	—
Austin Ventures V Affiliates Fund, L.P.	Series B Preferred	190,476	—	—

Capital Resource Lenders II, L.P.	Series B Preferred	1,000,000	—	—
	Series C Preferred	76,182	126,332	0.800%
	Series C-1 Preferred	13,590	—	—
	Series D-1 Preferred	5,000	238,328	1.509%
	Class A Common	688,625	688,625	4.361%

Windward Capital Partners II, L.P.	Series C Preferred	1,264,031	2,096,116	13.274%
	Series C-1 Preferred	225,492	—	—
Windward Capital LP II, LLC	Series C Preferred	69,162	114,690	0.726%
	Series C-1 Preferred	12,338	—	—

ABRY Partners IV, L.P.	Series D-1 Preferred	64,959.90	3,096,356	19.608%
ABRY Investment Partnership, L.P.	Series D-1 Preferred	40.10	1,912	0.012%

Hull Family Limited Partnership	Class A Common	536,218	536,218	3.396%
Other Management	Class A Common	651,000	651,000	4.122%
Other Holders	Class A Common	321,101	321,101	2.034%

Warrant Shares
Austin Ventures V, L.P.	Class A Common	732,724	961,327	6.088%
Austin Ventures V Affiliates Fund, L.P.	Class A Common	36,636	48,066	0.304%
Capital Resource Lenders II, L.P.	Class A Common	192,340	252,348	1.598%
Northwestern Mutual Life Insurance Company	Class A Common	1,133,328	1,133,328	7.177%
General Electric Capital Corporation	Class B Common	367,238	367,238	2.326%

Options
Management	Class A Common	92,000	92,000	0.583%

				100.000%

D-1

EXHIBIT E

Capitalization After the Closing

Shareholder	Class of Shares	# of Shares	Fully Diluted Ownership Percentage
Austin Ventures III-A, L.P.	Series A Preferred	3,353,621	8.5
Austin Ventures III-B, L.P.	Series A Preferred	2,832,733	7.2
Austin Ventures V, L.P.	Series A Preferred	1,905,449	4.8
Austin Ventures V Affiliates Fund, L.P.	Series A Preferred	95,272.2
ABRY Partners IV, L.P.	Class A Common	17,121,419	43.2
ABRY Investment Partnership, L.P.	Class A Common	10,570	—
Capital Resource Lenders II, L.P.	Class A Common	2,964,585	7.5
New York Life Capital Partners II, L.P.	Class A Common	5,000,000	12.6
PPM America Private Equity Fund L.P.	Class A Common	3,333,333	8.4
Hull Family Limited Partnership	Class A Common	536,218	1.4
Other Management	Class A Common	651,000	1.6
Other Holders	Class A Common	321,101	0.8
General Electric Capital Corporation	Class B Common(1)	366,626	0.9

		38,491,927
Warrant Shares
Northwestern Mutual Life Insurance Company	Class A Common	1,133,328	2.9

		39,625,255	100.0%

Options
Management (2)	Class A Common	92,000

(1)	The Class B Common is nonvoting and convertible into an equal number of shares of Class A Common at the option of the holder. Assumes the exercise of the warrant originally held by Heller Financial, Inc. on a cashless exercise basis following the closing of the Recapitalization.

(2)	All of the management stock options are currently exercisable. Of these options, 25,000 have an exercise price of $1.00 per share and 67,000 have an exercise price of $20.00 per share.

E-1

EXHIBIT F

Form of Amended and Restated Articles of Incorporation

(see attachment)

F-1

EXHIBIT G	10 years; $6.00/share

	Original Equity Investment	Shares Owned	Percent Ownership	Accumulated Dividends As Of 6/30/03	Accumulated Value of Preferred As Of 6/30/03	Accumulated Value of Preferred As Of 6/30/O4 (1)	Principal
Series A
Austin Ventures III-A, L.P.	$2,168,400	2,713,213	20.3%	$1,473,983.96	$3,642,383.96	$3,642,383.96
Austin Ventures III-B, L.P.	$1,831,600	2,291,792	17.2%	$1,245,041.97	$3,076,641.97	$3,076,641.97

Total	$4,000,000	5,005,005	37.5%	$2,719,025.93	$6,719,025.93	$6,719,025.93
Series B
Austin Ventures V, L.P.	$3,809,524	959,725	7.2%	$1,864,822.73	$5,674,346.73	$5,674,346.73
Austin Ventures V Affiliates Fund, L.P.	$190,476	47,986	0.4%	$93,241.04	$283,717.04	$283,717.04
Capital Resources Lenders II, L.P.	$1,000,000	251,927	1.9%	$489,515.94	$1,489,515.94	$1,489,515.94

Total	$5,000,000	1,259,638	9.4%	$2,447,579.71	$7,447,579.71	$7,447,579.71
Series C
Windward Capital Partners II, L.P.	$24,888,237.87			$14,442,711.66	$39,330,949.53	$45,137,262.98	($24,888,237.87)
Windward Capital L.P. II, LLC	$1,361,770.64			$790,239.18	$2,152,009.82	$2,469,704.76	($1,361,770.64)
Capital Resources Lenders II, L.P.	$1,499,991.49	—	0.00%	$870,449.11	$2,370,440.60	$2,370,440.60

Total	$27,750,000.00	—	0.00%	$16,103,399.95	$43,853,399.95	$49,977,408.34	($26,250,008.51)
Series C-1
Windward Capital Partners II, L.P.	$4,439,842.55			$1,818,395.09	$6,258,237.64	$7,294,032.76	($4,439,842.22)
Windward Capital L.P. II, LLC	$242,930.03			$99,495.14	$342,425.17	$399,099.64	($242,930.03)
Capital Resources Lenders II, L.P.	$267,581.37			$109,591.43	$377,172.80	$377,172.80

Total	$4,950,353.95			$2,027,481.66	$6,977,835.61	$8,070,305.20	($4,682,772.25)
Series D
Abry Partners IV, L.P.	$64,959,900.00	3,096,356	23.2%	$19,190,478.02	$84,150,378.02	$84,150,378.02
Abry Investment Partnership, L.P.	$40,100.00	1,912	0.0%	$11,850.12	$51,950.12	$51,950.12
Capital Resources Lenders II, L.P.	$5,000,000.00	238,328	1.8%	$1,477,102.16	$6,477,102.16	$6,477,102.16

Total	$70,000,000.00	3,336,596	25.0%	$20,679,430.30	$90,679,430.30	$90,679,430.30
Sub Debt
Austin Ventures III-A, L.P.		33,344	0.2%
Austin Ventures III-B, L.P.		28,167	0.2%
Capital Resources Lenders II, L.P.		688,625	5.2%
Northwestern Mutual		1,133,328	8.5%

Total		1,883,464	14.1%
Other
Management		1,187,218	8.9%
Other Holders		321,101	2.4%
Heller Financial Warrant		366,626	2.7%
New York Life Capital Partners II, L.P.							$30,000,000.00
PPM America Private Equity Fund, L.P.							$20,000,000.00

Total	111,700,353.95	13,359,648	100.00%	$43,976,917.55	$155,677,271.50	$162,893,749.48	119,067,219.24

Total By Sponsor
Austin Ventures III-A, L.P.	$2,168,400.00	2,746,557	20.6%	$1,473,983.96	$3,642,383.96	$3,642,383.96	$0.00
Austin Ventures III-B, L.P.	$1,831,600.00	2,319,959	17.4%	$1,245,041.97	$3,076,641.97	$3,076,641.97	$0.00
Austin Ventures V, L.P.	$3,809,524.00	959,725	7.2%	$1,864,822.73	$5,674,346.73	$5,674,346.73	$0.00
Austin Ventures V Affiliates Fund, L.P.	$190,476.00	47,986	0.4%	$93,241.04	$283,717.04	$283,717.04	$0.00
Capital Resources Lenders II, L.P.	$7,767,572.86	1,178,880	8.8%	$2,946,658.64	$10,714,231.50	$10,714,231.50	$0.00
Windward Capital Partners II, L.P.	$29,328,080.42	—	0.0%	$16,261,106.75	$45,589,187.17	$52,431,295.74	($29,328,080.09)
Windward Capital L.P. II, LLC	$1,604,700.67	—	0.0%	$889,734.32	$2,494,434.99	$2,868,804.40	($1,604,700.67)
Abry Partners IV, L.P.	$64,959,900.00	3,096,356	23.2%	$19,190,478.02	$84,150,378.02	$84,150,378.02	$0.00
Abry Investment Partnership, L.P.	$40,100.00	1,912	0.0%	$11,850.12	$51,950.12	$51,950.12	$0.00
Northwestern Mutual	$0.00	1,133,328	8.5%	$0.00	$0.00	$0.00	0.00
Management	$0.00	1,187,218	8.9%	$0.00	$0.00	$0.00	0.00
Other Holders	$0.00	321,101	2.4%	$0.00	$0.00	$0.00	0.00
Heller Financial Warrant	$0.00	366,626	2.7%	$0.00	$0.00	$0.00	0.00
New York Life Capital Partners II, L.P.	$—	$—	$—	$—	$—	$—	$30,000,000.00
PPM America Private Equity Fund, L.P.	$0.00	—	0.0%	$0.00	$0.00	$0.00	$20,000,000.00

Total	$111,700,353.95	13,359,648	100.0%	$43,976,917.55	$155,677,271.50	$162,893,749.48	$19,067,219.24

	Restructuring Dividends	Equity	Total Adjustments	Accumulated Value of Preferred As Of 6/30/04 (1)	New Preferred Converted Shares at Closing	New Common Converted Shares at Closing	New Total Ownership at Closing
Series A
Austin Ventures III-A, L.P.			$0.00	$3,642,383.96	607,064	2,713,213	3,320,277
Austin Ventures III-B, L.P.			$0.00	$3,076,641.97	512,774	2,291,792	2,804,566

Total			$0.00	$6,719,025.93	1,119,838	5,005,005	6,124,843
Series B
Austin Ventures V, L.P.			$0.00	$5,674,346.73	945,724	959,725	1,905,449
Austin Ventures V Affiliates Fund, L.P.			$0.00	$283.717.04	47,286	47,986	95,272
Capital Resources Lenders II. L.P.			$0.00	$1,489,515.94	248,253	251,927	500,180

Total			$0.00	$7,447,579.71	1,241,263	1,259,638	2,500,901
Series C
Windward Capital Partners II, L.P.	($20,249,025.11)		($45,137,262.98)			0	0
Windward Capital L.P. II, LLC	($1,107,934.12)		($2,469,704.76)			0	0
Capital Resources Lenders II, L.P.			$0.00	$2,370,440.60	395,073	0	395,073

Total	($21,356,959.23)		($47,606,967.74)	$2,370,440.60	395,073	0	395,073
Series C-1
Windward Capital Partners II, L.P.	($2,854,190.54)		($7,294,032.76)			0	0
Windward Capital L.P. II, LLC	($156,169.61)		($399,099.64)			0	0
Capital Resources Lenders II, L.P.			$0.00	$377,172.80	62,862	0	62,862

Total	($3,010,360.15)		($7,693,132.40)	$377,172.80	62,862	0	62,862
Series D
Abry Partners IV, L.P.			$0.00	$84,150,378.02	14,025,063	3,096,356	17,121,419
Abry Investment Partnership, L.P.			$0.00	$51.950.12	8,658	1,912	10,570
Capital Resources Lenders II, L.P.			$0.00	$6,477,102.16	1,079,517	238,328	1,317,845

Total			$0.00	$90,679,430.30	15,113,238	3,336,596	18,449,834
Sub Debt
Austin Ventures III-A, L.P.						33,344	33,344
Austin Ventures III-B, L.P.						28,167	28,167
Capital Resources Lenders II, L.P.						688,625	688,625
Northwestern Mutual						1,133,328	1,133,323

Total						1,883,464	1,883,464
Other
Management						1,187,218	1,187,218
Other Holders						321,101	321,101
Heller Financial Warrant						366,626	366,626
New York Life Capital Partners II, L.P.			$30,000,000.00	$30,000,000.00	5,000,000	0	5,000,000
PPM America Private Equity Fund, L.P.			$20,000,000.00	$20,000,000.00	3,333,333	0	3,333,333

Total	($24,367,319.38)	$0.00	($5,300,100.14)	$157,593,649.34	26,265,608	13,359,648	39,625,256

Total By Sponsor
Austin Ventures III-A, L.P.	$0.00	$0 00	$0.00	$3,642,383.96	607,064	2,746,557	3,353,621	8.5%
Austin Ventures III-B, L.P.	$0.00	$0 00	$0.00	$3,076,641.97	512,774	2,319,959	2,832,733	7.1%
Austin Ventures V, L.P.	$0.00	$0 00	$0.00	$5,674,346.73	945,724	959,725	1,905,449	4.8%
Austin Ventures V Affiliates Fund, L.P.	$0.00	$0 00	$0.00	$283,717.04	47,286	47,986	95,272	0.2%
Capital Resources Lenders II, L.P.	$0.00	$0.00	$0.00	$10,714,231.50	1,785,705	1,178,880	2,964,585	7.5%
Windward Capital Partners II, L.P.	($23,103,215.65)	$0.00	($52,431,295.74)	$0.00	—	—	—	0.0%
Windward Capital L.P. II, LLC	($1,264,103.73)	$0.00	($ 2,868,804.40)	$0.00	—	—	—	0.0%
Abry Partners IV, L.P.	$0.00	$0.00	$0.00	$84,150,378.02	14,025,063	3,096,356	17,121,419	43.2%
Abry Investment Partnership, L.P.	$0.00	$0.00	$0.00	$51,950.12	8,658	1,912	10,570	0.0%
Northwestern Mutual	0.00	0.00	$0.00	0.00	—	1,133,328	1,133,328	2.9%
Management	0.00	0.00	$0.00	0.00	—	1,187,218	1,187,218	3.0%
Other Holders	0.00	0.00	$0.00	0.00	—	321,101	321,101	0.8%
Heller Financial Warrant	0.00	0.00	$0.00	0.00	—	366,626	366,626	0.9%
New York Life Capital Partners II, L.P.	$0.00	$0.00	$30,000,000.00	$30,000,000.00	5,000,000	—	5,000,000	12.6%
PPM America Private Equity Fund, L.P.	0.00	0.00	$20,000,000.00	$20,000,000.00	3,333,333	—	3,333,333	8.4%

Total	($24,367,319.38)	$0.00	($5,300,100.14)	$157,593,649.34	26,265,608	13,359,648	39,625,256	100.0%

(1)	Only the figures included in the boxes in this column have been updated to reflect 6/30/04 accumulated dividends

G-1

EXHIBIT H

11 years; $5.30/share

	Original Equity Investment	Shares Owned	Percent Ownership	Accumulated Dividends As Of 6/30/03	Accumulated Value of Preferred As Of 6/30/03	Accumulated Value of Preferred As Of 6/30/04 (1)	Principal
Series A
Austin Ventures III-A, L.P.	$2,168,400	2,713,213	20.3%	$1,473,983.96	$3,642,383.96	$3,642,383.96
Austin Ventures III-B, L.P.	$1,831,600	2,291,792	17.2%	$1,245,041.97	$3,076,641.97	$3,076,641.97

Total	$4,000,000	5,005,005	37.5%	$2,719,025.93	$6,719,025.93	$6,719,025.93
Series B
Austin Ventures V, L.P.	$3,809,524	959,725	7.2%	$1,864,822.73	$5,674,346.73	$5,674,346.73
Austin Ventures V Affiliates Fund, L.P.	$190,476	47,986	0.4%	$93,241.04	$283,717.04	$283,717.04
Capital Resources Lenders II, L.P.	$1,000,000	251,927	1.9%	$489,515.94	$1,489,515.94	$1,489,515.94

Total	$5,000,000	1,259,638	9.4%	$2,447,579.71	$7,447,579.71	$7,447,579.71
Series C
Windward Capital Partners II, L.P.	$24,888,237.87			$14,442,711.66	$39,330,949.53	$45,137,262.98	($24,888,237.87)
Windward Capital L.P. II, LLC	$1,361,770.64			$790,239.18	$2,152,009.82	$2,469,704.76	($1,361,770.64)
Capital Resources Lenders II, L.P.	$1,499,991.49	—	0.00%	$870,449.11	$2,370,440.60	$2,370,440.60

Total	$27,750,000.00	—	0.00%	$16,103,399.95	$43,853,399.95	$49,977,408.34	($26,250,008.51)
Series C-1
Windward Capital Partners II, L.P.	$4,439,842.55			$1,818,395.09	$6,258,237.64	$7,294,032.76	($4,439,842.22)
Windward Capital L.P. II, LLC	$242,930.03			$99,495.14	$342,425.17	$399,099.64	($242,930.03)
Capital Resources Lenders II, L.P.	$267,581.37			$109,591.43	$377,172.80	$377,172.80

Total	$4,950,353.95			$2,027,481.66	$6,977,835.61	$8,070,305.20	($4,682,772.25)
Series D
Abry Partners IV, L.P.	$64,959,900.00	3,096,356	23.2%	$19,190,478.02	$84,150,378.02	$84,150,378.02
Abry Investment Partnership, L.P.	$40,100.00	1,912	0.0%	$11,850.12	$51,950.12	$51,950.12
Capital Resources Lenders II, L.P.	$5,000,000.00	238,328	1.8%	$1,477,102.16	$6,477,102.16	$6,477,102.16

Total	$70,000,000.00	3,336,596	25.0%	$20,679,430.30	$90,679,430.30	$90,679,430.30
Sub Debt
Austin Ventures III-A, L.P.		33,344	0.2%
Austin Ventures III-B, L.P.		28,167	0.2%
Capital Resources Lenders II, L.P.		688,625	5.2%
Northwestern Mutual		1,133,328	8.5%

Total		1,883,464	14.1%
Other
Management		1,187,218	8.9%
Other Holders		321,101	2.4%
Heller Financial Warrant		366,626	2.7%
New York Life Capital Partners II, L.P.							$30,000,000.00
PPM America Private Equity Fund, L.P.							$20,000,000.00

Total	111,700,353.95	13,359,648	100.00%	$43,976,917.55	$155,677,271.50	$162,893,749.48	$19,067,219.24

Total By Sponsor
Austin Ventures III-A, L.P.	$2,168,400.00	2,746,557	20.6%	$1,473,983.96	$3,642,383.96	$3,642,383.96	$0.00
Austin Ventures III-B, L.P.	$1,831,600.00	2,319,959	17.4%	$1,245,041.97	$3,076,641.97	$3,076,641.97	$0.00
Austin Ventures V, L.P.	$3,809,524.00	959,725	7.2%	$1,864,822.73	$5,674,346.73	$5,674,346.73	$0.00
Austin Ventures V Affiliates Fund, L.P.	$190,476.00	47,986	0.4%	$93,241.04	$283,717.04	$283,717.04	$0.00
Capital Resources Lenders II, L.P.	$7,767,572.86	1,178,880	8.8%	$2,946,658.64	$10,714,231.50	$10,714,231.50	$0.00
Windward Capital Partners II, L.P.	$29,328,080.42	—	0.0%	$16,261,106.75	$45,589,187.17	$52,431,295.74	($29,328,080.09)
Windward Capital L.P. II, LLC	$1,604,700.67	—	0.0%	$889,734.32	$2,494,434.99	$2,868,804.40	($1,604,700.67)
Abry Partners IV, L.P.	$64,959,900.00	3,096,356	23.2%	$19,190,478.02	$84,150,378.02	$84,150,378.02	$0.00
Abry Investment Partnership, L.P.	$40,100.00	1,912	0.0%	$11,850.12	$51,950.12	$51,950.12	$0.00
Northwestern Mutual	$0.00	1,133,328	8.5%	$0.00	$0.00	$0.00	0.00
Management	$0.00	1,187,218	8.9%	$0.00	$0.00	$0.00	0.00
Other Holders	$0.00	321,101	2.4%	$0.00	$0.00	$0.00	0.00
Heller Financial Warrant	$0.00	366,626	2.7%	$0.00	$0.00	$0.00	0.00
New York Life Capital Partners II, L.P.	$—	$—	$—	$—	$—	$—	$30,000,000 00
PPM America Private Equity Fund, L.P.	$0.00	—	0.0%	$0.00	$0.00	$0.00	$20,000,000. 00

Total	$111,700,353.95	13,359,648	100.0%	$43,976,917.55	$155,677,271.50	$162,893,749.48	$19,067,219.24

	Restructuring Dividends	Equity	Total Adjustments	Adjusted Accumulated Value of Preferred As Of 6/30/04 (1)	New Preferred Converted Shares at Closing	New Common Converted Shares at Closing	New Total Ownership at Closing
Series A
Austin Ventures III-A, L.P.			$0.00	$3,642,383.96	687,242	2,713,213	3,400,455
Austin Ventures III-B L.P.			$0.00	$3,076,641.97	580,498	2,291,792	2,872,290

Total			$0.00	$6,719,025.93	1,267,741	5,005,005	6,272,746
Series B
Austin Ventures V, L.P.			$0.00	$5,674,346.73	1,070,631	959,725	2,030,356
Austin Ventures V Affiliates Fund, L.P.			$0.00	$283,717.04	53,532	47,986	101,518
Capital Resources Lenders II, L.P			$0.00	$1,489,515.94	281,041	251,927	532,968

Total			$0.00	$7,447,579.71	1,405,204	1,259,638	2,664,842
Series C
Windward Capital Partners II, L.P.	($20,249,025.11)		($45,137,262.98)			0	0
Windward Capital L.P. II, LLC	($1,107,934.12)		($2,469,704.76)			0	0
Capital Resources Lenders II, L.P.			$0.00	$2,370,440.60	447,253	0	447,253

Total	($21,356,959.23)		($47,606,967.74)	$2,370,440.60	447,253	0	447,253
Series C-1
Windward Capital Partners II, L.P.	($2,854,190.54)		($7,294,032.76)			0	0
Windward Capital L.P. II, LLC	($156,169.61)		($399,099.64)			0	0
Capital Resources Lenders II, L.P.			$0.00	$377,172.80	71,165	0	71,165

Total	($3,010,360.15)		($7,693,132.40)	$377,172.80	71,165	0	71,165
Series D				$0.00
Abry Partners IV, L.P.			$0.00	$84,150,378.02	15,877,430	3,096,356	18,973,786
Abry Investment Partnership, L.P.			$0.00	$51,950.12	9,802	1,912	11,714
Capital Resources Lenders II, L.P.			$0.00	$6,477,102.16	1,222,095	238,328	1,460,423

Total			$0.00	$90,679,430.30	17,109,326	3,336,596	20,445,922
Sub Debt
Austin Ventures III-A, L.P.						33,344	33,344
Austin Ventures III-B, L.P.						28,167	28,167
Capital Resources Lenders II, L.P.						688,625	688,625
Northwestern Mutual						1,133,328	1,133,328

Total						1,883,464	1,883,464
Other
Management						1,187,218	1,187,218
Other Holders						321,101	321,101
Heller Financial Warrant						366,626	366,626
New York Life Capital Partners II, L.P.			$30,000,000.00	$30,000,000.00	5,660,377	0	5,660,377
PPM America Private Equity Fund, L.P.			$20,000,000.00	$20,000,000.00	3,773,585	0	3,773,585

Total	($24,367,319.38)	$0.00	($5,300,100.14)	$157,593,649.34	29,734,651	13,359,648	43,094,299

Total By Sponsor
Austin Ventures III-A, L.P.	$0.00	$0.00	$0.00	$3,642,383.96	687,242	2,746,557	3,433,799	8.0%
Austin Ventures III-B, L.P.	$0.00	$0.00	$0.00	$3,076,641.97	580,498	2,319,959	2,900,457	6.7%
Austin Ventures V, L.P.	$0 00	$0.00	$0.00	$5,674,346.73	1,070,631	959,725	2,030,356	4.7%
Austin Ventures V Affiliates Fund, L.P.	$0.00	$0.00	$0.00	$283,717.04	53,532	47,986	101,518	0.2%
Capital Resources Lenders II, L.P.	$0.00	$0.00	$0.00	$10,714,231.50	2,021,553	1,178,880	3,200,433	7.4%
Windward Capital Partners II, L.P.	($23,103,215.65)	$0.00	($52,431,295.74)	$0.00	—	—	—	0.0%
Windward Capital L.P. II, LLC	($1,264,103.73)	$0.00	($2,868,804.40)	$0.00	—	—	—	0.0%
Abry Partners IV, L.P.	$0.00	$0.00	$0.00	$84,150,378.02	15,877,430	3,096,356	18,973,786	44.0%
Abry Investment Partnership, L.P.	$0.00	$0.00	$0.00	$51,950.12	9,802	1,912	11,714	0.0%
Northwestern Mutual	0.00	0.00	$0.00	0.00	—	1,133,328	1,133,328	2.6%
Management	0.00	0.00	$0.00	0.00	—	1,187,218	1,187,218	2.8%
Other Holders	0.00	0.00	$0.00	0.00	—	321,101	321,101	0.7%
Heller Financial Warrant	0.00	0.00	$0.00	0.00	—	366,626	366,626	0.9%
New York Life Capital Partners II, L.P.	$0.00	$0.00	$30,000,000.00	$30,000,000.00	5,660,377	—	5,660,377	13.1%
PPM America Private Equity Fund, L.P.	0.00	0.00	$20,000,000.00	$20,000,000.00	3,773,585	—	3,773,585	8.8%

Total	($24,367,319.38)	$0.00	($5,300,100.14)	$157,593,649.34	29,734,651	13,359,648	43,094,299	100.0%

(1)	Only the figures included in the boxes in this column have been updated to reflect 6/30/04 accumulated dividends.

12 years; $4.60/share

	Original Equity Investment	Shares Owned	Percent Ownership	Accumulated Dividends As Of 6/30/03	Accumulated Value of Preferred As Of 6/30/03	Accumulated Value of Preferred As Of 6/30/04 (1)	Principal
Series A
Austin Ventures III-A, L.P.	$2,168,400	2,713,213	20.3%	$1,473,983.96	$3,642,383.96	$3,642,383.96
Austin Ventures III-B, L.P.	$1,831,600	2,291,792	17.2%	$1,245,041.97	$3,076,641.97	$3,076,641.97

Total	$4,000,000	5,005,005	37.5%	$2,719,025.93	$6,719,025.93	$6,719,025.93
Series B
Austin Ventures V, L.P.	$3,809,524	959,725	7.2%	$1,864,822.73	$5,674,346.73	$5,674,346.73
Austin Ventures V Affiliates Fund, L.P.	$190,476	47,986	0.4%	$93,241.04	$283,717.04	$283,717.04
Capital Resources Lenders II, L.P.	$1,000,000	251,927	1.9%	$489,515.94	$1,489,515.94	$1,489,515.94

Total	$5,000,000	1,259,638	9.4%	$2,447,579.71	$7,447,579.71	$7,447,579.71
Series C
Windward Capital Partners II, L.P.	$24,888,237.87			$14,442,711.66	$39,330,949.53	$45,137,262.98	($24,888,237.87)
Windward Capital L.P. II, LLC	$1,361,770.64			$790,239.18	$2,152,009.82	$2,469,704.76	($1,361,770.64)
Capital Resources Lenders II, L.P.	$1,499,991.49	—	0.00%	$870,449.11	$2,370,440.60	$2,370,440.60

Total	$27,750,000.00	—	0.00%	$16,103,399.95	$43,853,399.95	$49,977,408.34	($26,250,008.51)
Series C-1
Windward Capital Partners II, L.P.	$4,439,842.55			$1,818,395.09	$6,258,237.64	$7,294,032.76	($4,439,842.22)
Windward Capital L.P. II, LLC	$242,930.03			$99,495.14	$342,425.17	$399,099.64	($242,930.03)
Capital Resources Lenders II, L.P.	$267,581.37			$109,591.43	$377,172.80	$377,172.80

Total	$4,950,353.95			$2,027,481.66	$6,977,835.61	$8,070,305.20	($4,682,772.25)
Series D
Abry Partners IV, L.P.	$64,959,900.00	3,096,356	23.2%	$19,190,478.02	$84,150,378.02	$84,150,378.02
Abry Investment Partnership, L.P.	$40,100.00	1,912	0.0%	$11,850.12	$51,950.12	$51,950.12
Capital Resources Lenders II, L.P.	$5,000,000.00	238,328	1.8%	$1,477,102.16	$6,477,102.16	$6,477,102.16

Total	$70,000,000.00	3,336,596	25.0%	$20,679,430.30	$90,679,430.30	$90,679,430.30
Sub Debt
Austin Ventures III-A, L.P.		33,344	0.2%
Austin Ventures III-B, L.P.		28,167	0.2%
Capital Resources Lenders II, L.P.		688,625	5.2%
Northwestern Mutual		1,133,328	8.5%

Total		1,883,464	14.1%
Other
Management		1,187,218	8.9%
Other Holders		321,101	2.4%
Heller Financial Warrant		366,626	2.7%
New York Life Capital Partners II, L.P.							$30,000,000.00
PPM America Private Equity Fund, L.P.							$20,000,000.00

Total	111,700,353.95	13,359,648	100.00%	$43,976,917.55	$155,677,271.50	$162,893,749.48	$19,067,219.24

Total By Sponsor
Austin Ventures III-A, L.P.	$2,168,400.00	2,746,557	20.6%	$1,473,983.96	$3,642,383.96	$3,642,383.96	$0.00
Austin Ventures III-B, L.P.	$1,831,600.00	2,319,959	17.4%	$1,245,041.97	$3,076,641.97	$3,076,641.97	$0.00
Austin Ventures V, L.P.	$3,809,524.00	959,725	7.2%	$1,864,822.73	$5,674,346.73	$5,674,346.73	$0.00
Austin Ventures V Affiliates Fund, L.P.	$190,476.00	47,986	0.4%	$93,241.04	$283,717.04	$283,717.04	$0.00
Capital Resources Lenders II, L.P.	$7,767,572.86	1,178,880	8.8%	$2,946,658.64	$10,714,231.50	$10,714,231.50	$0.00
Windward Capital Partners II, L.P.	$29,328,080.42	—	0.0%	$16,261,106.75	$45,589,187.17	$52,431,295.74	($29,328,080.09)
Windward Capital L.P. II, LLC	$1,604,700.67	—	0.0%	$889,734.32	$2,494,434.99	$2,868,804.40	($1,604,700.67)
Abry Partners IV, L.P.	$64,959,900.00	3,096,356	23.2%	$19,190,478.02	$84,150,378.02	$84,150,378.02	$0.00
Abry Investment Partnership, L.P.	$40,100.00	1,912	0.0%	$11,850.12	$51,950.12	$51,950.12	$0.00
Northwestern Mutual	$0.00	1,133,328	8.5%	$0.00	$0.00	$0.00	0.00
Management	$0.00	1,187,218	8.9%	$0.00	$0.00	$0.00	0.00
Other Holders	$0.00	321,101	2.4%	$0.00	$0.00	$0.00	0.00
Heller Financial Warrant	$0.00	366,626	2.7%	$0.00	$0.00	$0.00	0.00
New York Life Capital Partners II, L.P.	$—	$—	$—	$—	$—	$—	$30,000,000.00
PPM America Private Equity Fund, L.P.	$0.00	—	0.0%	$0.00	$0.00	$0.00	$20,000,000.00

Total	$111,700,353.95	13,359,648	100.0%	$43,976,917.55	$155,677,271.50	$162,893,749.43	$19,067,219.24

	Restructuring Dividends	Equity	Total Adjustments	Adjusted Accumulated Value of Preferred As Of 6/30/04 (1)	New Preferred Shares at Closing	New Common Converted Shares at Closing	New Total Ownership at Closing
Series A
Austin Ventures III-A, L.P.			$0.00	$3,642,383.96	791,823	2,713,213	3,505,036
Austin Ventures III-B, L.P.			$0.00	$3,076,641.97	668,835	2,291,792	2,960,627

Total			$0.00	$6,719,025.93	1,460,658	5,005,005	6,465,663
Series B
Austin Ventures V, L.P.			$0.00	$5,674,346.73	1,233,554	959,725	2,193,278
Austin Ventures V Affiliates Fund, L.P.			$0.00	$283,717.04	61,678	47,986	109,664
Capital Resources Lenders II, L.P.			$0.00	$1,489,515.94	323,808	251,927	575,735

Total			$0.00	$7,447,579.71	1,619,039	1,259,638	2,878,677
Series C
Windward Capital Partners II, L.P.	($20,249,025.11)		($45,137,262.98)			0	0
Windward Capital L.P. II, LLC	($1,107,934.12)		($2,469,704.76)			0	0
Capital Resources Lenders II, L.P.			$0.00	$2,370,440.60	515,313	0	515,313

Total	($21,356,959.23)		($47,606,967.74)	$2,370,440.60	515,313	0	515,313
Series C-1
Windward Capital Partners II, L.P.	($2,854,190.54)		($7,294,032.76)			0	0
Windward Capital L.P. II, LLC	($156,169.61)		($399,099.64)			0	0
Capital Resources Lenders II, L.P.			$0.00	$377,172.80	81,994	0	81,994

Total	($3,010,360.15)		($7,693,132.40)	$377,172.80	81,994	0	81,994
Series D				$0.00
Abry Partners IV, L.P.			$0.00	$84,150,378.02	18,293,560	3,096,356	21,389,916
Abry Investment Partnership, L.P.			$0.00	$51,950.12	11,294	1,912	13,206
Capital Resources Lenders II, L.P.			$0.00	$6,477,102.16	1,408,066	238,328	1,646,394

Total			$0.00	$90,679,430.30	19,712,920	3,336,596	23,049,516
Sub Debt
Austin Ventures III-A, L.P.						33,344	33,344
Austin Ventures III-B, L.P.						28,167	28,167
Capital Resources Lenders II, L.P.						688,625	688,625
Northwestern Mutual						1,133,328	1,133,328

Total						1,883,464	1,883,464
Other
Management						1,187,218	1,187,218
Other Holders						321,101	321,101
Heller Financial Warrant						366,626	366,626
New York Life Capital Partners II, L.P.			$30,000,000.00	$30,000,000.00	6,521,739	0	6,521,739
PPM America Private Equity Fund, L.P.			$20,000,000.00	$20,000,000.00	4,347,826	0	4,347,826

Total	($24,367,319.38)	$0.00	($5,300,100.14)	$157,593,649.34	34,259,489	13,359,648	47,619,137

Total By Sponsor
Austin Ventures III-A, L.P.	$0.00	$0.00	$0.00	$3,642,383.96	791,823	2,746,557	3,538,380	7.4%
Austin Ventures III-B, L.P.	$0.00	$0.00	$0.00	$3,076,641.97	668,835	2,319,959	2,988,794	6.3%
Austin Ventures V, L.P.	$0.00	$0.00	$0.00	$5,674,346.73	1,233,554	959,725	2,193,278	4.6%
Austin Ventures V Affiliates Fund, L.P.	$0.00	$0.00	$0.00	$283,717.04	61,678	47,986	109,664	0.2%
Capital Resources Lenders II, L.P.	$0.00	$0.00	$0.00	$10,714,231.50	2,329,181	1,178,880	3,508,061	7.4%
Windward Capital Partners II, L.P.	($23,103,215.65)	$0.00	($52,431,295.74)	$0.00	—	—	—	0.0%
Windward Capital L.P. II, LLC	$1,284,103.73	$0.00	($2,868,804.40)	$0.00	—	—	—	0.0%
Abry Partners IV, L.P.	$0.00	$0.00	$0.00	$84,150,378.02	18,293,560	3.096,356	21,389,916	44.9%
Abry Investment Partnership, L.P.	$0.00	$0.00	$0.00	$51,950.12	11,294	1,912	13,206	0.0%
Northwestern Mutual	0.00	0.00	$0.00	0.00	—	1,133,328	1,133,328	2.4%
Management	0.00	0.00	$0.00	0.00	—	1,187,218	1,187,218	2.5%
Other Holders	0.00	0.00	$0.00	0.00	—	321,101	321,101	0.7%
Heller Financial Warrant	0.00	0.00	$0.00	0.00	—	366,626	366,626	0.8%
New York Life Capital Partners II, L.P.	$0.00	$0.00	$30,000,000.00	$30,000,000.00	6,521,739	—	6,521,739	13.7%
PPM America Private Equity Fund, L.P.	0.00	0.00	$20,000,000.00	$20,000,000.00	4,347,826	—	4,347,826	9.1%

Total	($24,367,319.38)	$0.00	($5,300,100.14)	$157,593,649.34	34,259,489	13,359,648	47,619,137	100.0%

(1)	Only the figures included in the boxes in this column have been updated to reflect 6/30/04 accumulated dividends

13 years, $3.90/share

	Original Equity Investment	Shares Owned	Percent Ownership	Accumulated Dividends As Of 6/30/03	Accumulated Value of Preferred As Of 6/30/03	Accumulated Value of Preferred As Of 6/30/04(1)	Principal
Series A
Austin Ventures III-A, L.P.	$2,168,400	2,713,213	20.3%	$1,473,983.96	$3,642,383.96	$3,642,383.96
Austin Ventures III-B, L.P.	$1,831,600	2,291,792	17.2%	$1,245,041.97	$3,076,641.97	$3,076,641.97

Total	$4,000,000	5,005,005	37.5%	$2,719,025.93	$6,719,025.93	$6,719,025.93
Series B
Austin Ventures V, L.P.	$3,809,524	959,725	7.2%	$1,864,822.73	$5,674,346.73	$5,674,346.73
Austin Ventures V Affiliates Fund, L.P.	$190,476	47,986	0.4%	$93,241.04	$283,717.04	$283,717.04
Capital Resources Lenders II, L.P.	$1,000,000	251,927	1.9%	$489,515.94	$1,489,515.94	$1,489,515.94

Total	$5,000,000	1,259,638	9.4%	$2,447,579.71	$7,447,579.71	$7,447,579.71
Series C
Windward Capital Partners II, L.P.	$24,888,237.87			$14,442,711.66	$39,330,949.53	$45,137,262.98	($24,888,237.87)
Windward Capital L.P. II, LLC	$1,361,770.64			$790,239.18	$2,152,009.82	$2,469,704.76	($1,361,770.64)
Capital Resources Lenders II, L.P.	$1,499,991.49	—	0.00%	$870,449.11	$2,370,440.60	$2,370,440.60

Total	$27,750,000.00	—	0.00%	$16,103,399.95	$43,853,399.95	$49,977,408.34	($26,250,008.51)
Series C-l
Windward Capital Partners II, L.P.	$4,439,842.55			$1,818,395.09	$6,258,237.64	$7,294,032.76	($4,439,842.22)
Windward Capital L.P. II, LLC	$242,930.03			$99,495.14	$342,425.17	$399,099.64	($242,930.03)
Capital Resources Lenders II, L.P.	$267,581.37			$109,591.43	$377,172.80	$377,172.80

Total	$4,950,353.95			$2,027,481.66	$6,977,835.61	$8,070,305.20	($4,682,772.25)
Series D
Abry Partners IV, L.P.	$64,959,900.00	3,096,356	23.2%	$19,190,478.02	$84,150,378.02	$84,150,378.02
Abry Investment Partnership, L.P.	$40,100.00	1,912	0.0%	$11,850.12	$51,950.12	$51,950.12
Capital Resources Lenders II, L.P.	$5,000,000.00	238,328	1.8%	$1,477,102.16	$6,477,102.16	$6,477,102.16

Total	$70,000,000.00	3,336,596	25.0%	$20,679,430.30	$90,679,430.30	$90,679,430.30
Sub Debt
Austin Ventures III-A, L.P.		33,344	0.2%
Austin Ventures III-B, L.P.		28,167	0.2%
Capital Resources Lenders II, L.P.		688,625	5.2%
Northwestern Mutual		1,133,328	8.5%

Total		1,883,464	14.1%
Other
Management		1,187,218	8.9%
Other Holders		321,101	2.4%
Heller Financial Warrant		366,626	2.7%
New York Life Capital Partners II, L.P.							$30,000,000.00
PPM America Private Equity Fund, L.P.							$20,000,000.00

Total	111,700,353.95	13,359,648	100.00%	$43,976,917.55	$155,677,271.50	$162,893,749.48	$19,067,219.24

Total By Sponsor
Austin Ventures III-A, L.P.	$2,168,400.00	2,746,557	20.6%	$1,473,983.96	$3,642,383.96	$3,642,383.96	$0.00
Austin Ventures III-B, L.P.	$1,831,600.00	2,319,959	17.4%	$1,245,041.97	$3,076,641.97	$3,076,641.97	$0.00
Austin Ventures V, L.P.	$3,809,524.00	959,725	7.2%	$1,864,822.73	$5,674,346.73	$5,674,346.73	$0.00
Austin Ventures V Affiliates Fund, L.P.	$190,476.00	47,986	0.4%	$93,241.04	$283,717.04	$283,717.04	$0.00
Capital Resources Lenders II, L.P.	$7,767,572.86	1,178,880	8.8%	$2,946,658.64	$10,714,231.50	$10,714,231.50	$0.00
Windward Capital Partners II, L.P.	$29,328,080.42	—	0.0%	$16,261,106.75	$45,589,187.17	$52,431,295.74	($29,328,080.09)
Windward Capital L.P. II, LLC	$1,604,700.67	—	0.0%	$889,734.32	$2,494,434.99	$2,868,804.40	($1,604,700.67)
Abry Partners IV, L.P.	$64,959,900.00	3,096,356	23.2%	$19,190,478.02	$84,150,378.02	$84,150,378.02	$0.00
Abry Investment Partnership, L.P.	$40,100.00	1,912	0.0%	$11,850.12	$51,950.12	$51,950.12	$0.00
Northwestern Mutual	$0.00	1,133,328	8.5%	$0.00	$0.00	$0.00	0.00
Management	$0.00	1,187,218	8.9%	$0.00	$0.00	$0.00	0.00
Other Holders	$0.00	321,101	2.4%	$0.00	$0.00	$0.00	0.00
Heller Financial Warrant	$0.00	366,626	2.7%	$0.00	$0.00	$0.00	0.00
New York Life Capital Partners II, L.P.	$—	$—	$—	$—	$—	$—	$30,000,000.00
PPM America Private Equity Fund, L.P.	$0.00	—	0.0%	$0.00	$0.00	$0.00	$20,000,000.00

Total	$111,700,353.95	13,359,648	100.0%	$43,976,917.55	$155,677,271.50	$162,893,749.48	$19,067,219.24

	Restructuring Dividends	Equity	Total Adjustments	Adjusted Accumulated Value of Preferred As Of 6/30/04(1)	New Preferred Converted Shares at Closing	New Common Converted Shares at Closing	New Total Ownership at Closing
Series A
Austin Ventures III-A, L.P.			$0.00	$3,642,383.96	933,945	2,713,213	3,647,158
Austin Ventures III-B, L.P.			$0.00	$3,076,641.97	788,883	2,291,792	3,080,675

Total			$0.00	$6,719,025.93	1,722,827	5,005,005	6,727,832
Series B
Austin Ventures V, L.P.			$0.00	$5,674,346.73	1,454,961	959,725	2,414,686
Austin Ventures V Affiliates Fund, L.P.			$0.00	$283,717.04	72,748	47,986	120,734
Capital Resources Lenders II, L.P.			$0.00	$1,489,515.94	381,927	251,927	633,854

Total			$0.00	$7,447,579.71	1,909,636	1,259,638	3,169,274
Series C
Windward Capital Partners II, L.P.	($20,249,025.11)		($45,137,262.98)			0	0
Windward Capital L.P. II, LLC	($1,107,934.12)		($2,469,704.76)			0	0
Capital Resources Lenders II, L.P.			$0.00	$2,370,440.60	607,805	0	607,805

Total	($21,356,959.23)		($47,606,967.74)	$2,370,440.60	607,805	0	607,805
Series C-l
Windward Capital Partners II, L.P.	($2,854,190.54)		($7,294,032.76)			0	0
Windward Capital L.P. II, LLC	($156,169.61)		($399,099.64)			0	0
Capital Resources Lenders II, L.P.			$0.00	$377,172.80	96,711	0	96,711

Total	($3,010,360.15)		($7,693,132.40)	$377,172.80	96,711	0	96,711
Series D				$0.00
Abry Partners IV, L.P.			$0.00	$84,150,378.02	21,577,020	3,096,356	24,673,376
Abry Investment Partnership, L.P.			$0.00	$51,950.12	13,321	1,912	15,233
Capital Resources Lenders II, L.P.			$0.00	$6,477,102.16	1,660,795	238,328	1,899,123

Total			$0.00	$90,679,430.30	23,251,136	3,336,596	26,587,732
Sub Debt
Austin Ventures III-A, L.P						33,344	33,344
Austin Ventures III-B, L.P.						28,167	28,167
Capital Resources Lenders II, L.P.						688,625	688,625
Northwestern Mutual						1,133,328	1,133,328

Total						1,883,464	1,883,464
Other
Management						1,187,218	1,187,218
Other Holders						321,101	321,101
Heller Financial Warrant						366,626	366,626
New York Life Capital Partners II, L.P.			$30,000,000.00	$30,000,000.00	7,692,308	0	7,692,308
PPM America Private Equity Fund, L.P.			$20,000,000.00	$20,000,000.00	5,128,205	0	5,128,205

Total	($24,367,319.38)	$0.00	($5,300,100.14)	$157,593,649.34	40,408,628	13,359,648	53,768,276

Total By Sponsor
Austin Ventures III-A, L.P.	$0.00	$0.00	$0.00	$3,642,383.96	933,945	2,746,557	3,680,502	6.8%
Austin Ventures III-B, L.P.	$0.00	$0.00	$0.00	$3,076,641.97	788,883	2,319,959	3,108,842	5.8%
Austin Ventures V, L.P.	$0.00	$0.00	$0.00	$5,674,346.73	1,454,961	959,725	2,414,686	4.5%
Austin Ventures V Affiliates Fund, L.P.	$0.00	$0.00	$0.00	$283,717.04	72,748	47,986	120,734	0.2%
Capital Resources Lenders II, L.P.	$0.00	$0.00	$0.00	$10,714,231.50	2,747,239	1,178,880	3,926,119	7.3%
Windward Capital Partners II, L.P.	($23,103,215.65)	$0.00	($52,431,295.74)	$0.00	—	—	—	0.0%
Windward Capital L.P. II, LLC	($1,264,103.73)	$0.00	($2,868,804.40)	$0.00	—	—	—	0.0%
Abry Partners IV, L.P.	$0.00	$0.00	$0.00	$84,150,378.02	21,577,020	3,096,356	24,673,376	45.9%
Abry Investment Partnership, L.P.	$0.00	$0.00	$0.00	$51,950.12	13,321	1,912	15,233	0.0%
Northwestern Mutual	0.00	0.00	$0.00	0.00	—	1,133,328	1,133,328	2.1%
Management	0.00	0.00	$0.00	0.00	—	1,187,218	1,187,218	2.2%
Other Holders	0.00	0.00	$0.00	0.00	—	321,101	321,101	0.6%
Heller Financial Warrant	0.00	0.00	$0.00	0.00	—	366,626	366,626	0.7%
New York Life Capital Partners II, L.P.	$0.00	$0.00	$30,000,000.00	$30,000,000.00	7,692,308	—	7,692,308	14.3%
PPM America Private Equity Fund, L.P.	0.00	0.00	$20,000,000.00	$20,000,000.00	5,128,205	—	5,128,205	9.5%

Total	($24,367,319.38)	$0.00	($5,300,100.14)	$157,593,649.34	40,408,628	13,359,648	53,768,276	100.0%

(1)	Only the figures included in the boxes in this column have been updated to reflect 6/30/04 accumulated dividends

14 years; $3.20/share

	Original Equity Investment	Shares Owned	Percent Ownership	Accumulated Dividends As Of 6/30/03	Accumulated Value of Preferred As Of 6/30/03	Accumulated Value of Preferred As Of 6/30/04 (1)	Principal
Series A
Austin Ventures III-A, L.P.	$2,168,400	2,713,213	20.3%	$1,473,983.96	$3,642,383.96	$3,642,383.96
Austin Ventures III-B, L.P.	$1,831,600	2,291,792	17.2%	$1,245,041.97	$3,076,641.97	$3,076,641.97

Total	$4,000,000	5,005,005	37.5%	$2,719,025.93	$6,719,025.93	$6,719,025.93
Series B
Austin Ventures V, L.P.	$3,809,524	959,725	7.2%	$1,864,822.73	$5,674,346.73	$5,674,346.73
Austin Ventures V Affiliates Fund, L.P.	$190,476	47,986	0.4%	$93,241.04	$283,717.04	$283,717.04
Capital Resources Lenders II, L.P.	$1,000,000	251,927	1.9%	$489,515.94	$1,489,515.94	$1,489,515.94

Total	$5,000,000	1,259,638	9.4%	$2,447,579.71	$7,447,57.71	$7,447,579.71
Series C
Windward Capital Partners II, L.P.	$24,888,237.87			$14,442,711.66	$39,330,949.53	$45,137,262.98	($24,888,237.87)
Windward Capital L.P. II, LLC	$1,361,770.64			$790,239.18	$2,152,009.82	$2,469,704.76	($1,361,770.64)
Capital Resources Lenders II, L.P.	$1,499,991.49	—	0.00%	$870,449.11	$2,370,440.60	$2,370,440.60

Total	$27,750,000.00	—	0.00%	$16,103,399.95	$43,853,399.95	$49,977,408.34	($26,250,008.51)
Series C-1
Windward Capital Partners II, L.P.	$4,439,842.55			$1,818,395.09	$6,258,237.64	$7,294,032.76	($4,439,842.22)
Windward Capital L.P. II, LLC	$242,930.03			$99,495.14	$342,425.17	$399,099.64	($242,930.03)
Capital Resources Lenders II, L.P.	$267,581.37			$109,591.43	$377,172.80	$377,172.80

Total	$4,950,353.95			$2,027,481.66	$6,977,835.61	$8,070,305.20	($4,682,772.25)
Series D
Abry Partners IV, L.P.	$64,959,900.00	3,096,356	23.2%	$19,190,478.02	$84,150,378.02	$84,150,378.02
Abry Investment Partnership, L.P.	$40,100.00	1,912	0.0%	$11,850.12	$51,950.12	$51,950.12
Capital Resources Lenders II, L.P.	$5,000,000.00	238,328	1.8%	$1,477,102.16	$6,477,102.16	$6,477,102.16

Total	$70,000,000.00	3,336,596	25.0%	$20,679,430.30	$90,679,430.30	$90,679,430.30
Sub Debt
Austin Ventures III-A, L.P.		33,344	0.2%
Austin Ventures III-B, L.P.		28,167	0.2%
Capital Resources Lenders II, L.P.		688,625	5.2%
Northwestern Mutual		1,133,328	8.5%

Total		1,883,464	14.1%
Other
Management		1,187,218	8.9%
Other Holders		321,101	2.4%
Heller Financial Warrant		366,626	2.7%
New York Life Capital Partners II, L.P.							$30,000,000.00
PPM America Private Equity Fund, L.P.							$20,000,000.00

Total	111,700,353.95	13,359,648	100.00%	$43,976,917.55	$155,677,271.50	$162,893,749.48	$19,067,219.24

Total By Sponsor
Austin Ventures III-A, L.P.	$2,168,400.00	2,746,557	20.6%	$1,473,983.96	$3,642,383.96	$3,642,383.96	$0.00
Austin Ventures III-B, L.P.	$1,831,600.00	2,319,959	17.4%	$1,245,041.97	$3,076,641.97	$3,076,641.97	$0.00
Austin Ventures V, L.P.	$3,809,524.00	959,725	7.2%	$1,864,822.73	$5,674,346.73	$5,674,346.73	$0.00
Austin Ventures V Affiliates Fund, L.P.	$190,476.00	47,986	0.4%	$93,241.04	$283,717.04	$283,717.04	$0.00
Capital Resources Lenders II, L.P.	$7,767,572.36	1,178,880	8.8%	$2,946,658.64	$10,714,231.50	$10,714,231.50	$0.00
Windward Capital Partners II, L.P.	$29,328,080.42	—	0.0%	$16,261,106.75	$45,589,187.17	$52,431,295.74	($29,328,080.09)
Windward Capital L.P. II, LLC	$1,604,700.67	—	0.0%	$889,734.32	$2,494,434.99	$2,868,804.40	($1,604,700.67)
Abry Partners IV, L.P.	$64,959,900.00	3,096,356	23.2%	$19,190,478.02	$84,150,378.02	$84,150,378.02	$0.00
Abry Investment Partnership, L.P.	$40,100.00	1,912	0.0%	$11,850.12	$51,950.12	$51,950.12	$0.00
Northwestern Mutual	$0.00	1,133,328	8.5%	$0.00	$0.00	$0.00	0.00
Management	$0.00	1,187,218	8.9%	$0.00	$0.00	$0.00	0.00
Other Holders	$0.00	321,101	2.4%	$0.00	$0.00	$0.00	0.00
Heller Financial Warrant	$0.00	366,626	2.7%	$0.00	$0.00	$0.00	0.00
New York Life Capital Partners II, L.P.	$—	$—	$—	$—	$—	$—	$30,000,000.00
PPM America Private Equity Fund, L.P.	$0.00	—	0.0%	$0.00	$0.00	$0.00	$20,000,000.00

Total	$111,700,353.95	13,359,648	100.0%	$43,976,917.55	$155,677,271.50	$162,893,749.48	$19,067,219.24

	Restructuring Dividends	Equity	Total Adjustment	Adjusted Accumulated Value of Preferred As Of 6/30/04(1)	New Preferred Converted Shares at Closing	New Common Converted Shares at Closing	New Total Ownership at Closing
Series A
Austin Ventures III-A, L.P.			$0.00	$3,642,383.96	1,138,245	2,713,213	3,851,458
Austin Ventures III-B, L.P.			$0.00	$3,076,641.97	961,451	2,291,792	3,253,243

Total			$0.00	$6,719,025.93	2,099,696	5,005,005	7,104,701
Series B
Austin Ventures V, L.P.			$0.00	$5,674,346.73	1,773,233	959,725	2,732,958
Austin Ventures V Affiliates Fund, L.P.			$0.00	$283,717.04	88,662	47,986	136,648
Capital Resources Lenders II, L.P.			$0.00	$1,489,515.94	465,474	251,927	717,401

Total			$0.00	$7,447,579.71	2,327,369	1,259,638	3,587,007
Series C
Windward Capital Partners II, L.P.	($20,249,025.11)		($45,137,262.98)			0	0
Windward Capital L.P. II, LLC	($1,107,934.12)		($2,469,704.76)			0	0
Capital Resources Lenders II, L.P.			$0.00	$2,370,440.60	740,763	0	740,763

Total	($21,356,959.23)		($47,606,967.74)	$2,370,440.60	740,763	0	740,763
Series C-1
Windward Capital Partners II, L.P.	($2,854,190.54)		($7,294,032.76)			0	0
Windward Capital L.P. II, LLC	($156,169.61)		($399,099.64)			0	0
Capital Resources Lenders II, L.P.			$0.00	$377,172.80	117,867	0	117,867

Total	($3,010,360.15)		($7,693,132.40)	$377,172.80	117,867	0	117,867
Series D				$0.00
Abry Partners IV, L.P.			$0.00	$84,150,378.02	26,296,993	3,096,356	29,393,349
Abry Investment Partnership, L.P.			$0.00	$51,950.12	16,234	1,912	18,146
Capital Resources Lenders II, L.P.			$0.00	$6,477,102.16	2,024,094	238,328	2,262,422

Total			$0.00	$90,679,430.30	28,337,322	3,336,596	31,673,918
Sub Debt
Austin Ventures Ill-A, L.P.						33,344	33,344
Austin Ventures Ill-B, L.P.						28,167	28,167
Capital Resources Lenders II, L.P.						688,625	688,625
Northwestern Mutual						1,133,328	1,133,328

Total						1,883,464	1,883,464
Other
Management						1,187,218	1,187,218
Other Holders						321,101	321,101
Heller Financial Warrant						366,626	366,626
New York Life Capital Partners II, L.P.			$30,000,000.00	$30,000,000.00	9,375,000	0	9,375,000
PPM America Private Equity Fund, L.P.			$20,000,000.00	$20,000,000.00	6,250,000	0	6,250,000

Total	($24,367,319.38)	$0.00	($5,300,100.14)	$157,593,649.34	49,248,015	13,359,648	62,607,663

Total By Sponsor
Austin Ventures Ill-A, L.P.	$0.00	$0.00	$0.00	$3,642,383.96	1,138,245	2,746,557	3,884,802	6.2%
Austin Ventures Ill-B, L.P.	$0.00	$0.00	$0.00	$3,076,641.97	961,451	2,319,959	3,281,410	5.2%
Austin Ventures V, L.P.	$0.00	$0.00	$0.00	$5,674,346.73	1,773,233	959,725	2,732,958	4.4%
Austin Ventures V Affiliates Fund, L.P.	$0.00	$0.00	$0.00	$283,717.04	88,662	47,986	136,648	0.2%
Capital Resources Lenders II, L.P.	$0.00	$0.00	$0.00	$10,714,231.50	3,348,197	1,178,880	4,527,077	7.2%
Windward Capital Partners II, L.P.	($23,103,215.65)	$0.00	($52,431,295.74)	$0 00	—	—	—	0.0%
Windward Capital L.P. II, LLC	($1,264,103.73)	$0.00	($2,868,804.40)	$0 00	—	—	—	0.0%
Abry Partners IV, L.P.	$0.00	$0.00	$0.00	$84,150,378.02	26,296,993	3,096,356	29,393,349	46.9%
Abry Investment Partnership, L.P.	$0.00	$0.00	$0.00	$51,950.12	16,234	1,912	18,146	0.0%
Northwestern Mutual	0.00	0.00	$0.00	0.00	—	1,133,328	1,133,328	1.8%
Management	0.00	0.00	$0.00	0.00	—	1,187,218	1,187,218	1.9%
Other Holders	0.00	0.00	$0.00	0.00	—	321,101	321,101	0.5%
Heller Financial Warrant	0.00	0.00	$0.00	0.00	—	366,626	366,626	0.6%
New York Life Capital Partners II, L.P.	$0.00	$0.00	$30,000,000.00	$30,000,000.00	9,375,000	—	9,375,000	15.0%
PPM America Private Equity Fund, L.P.	0.00	0.00	$20,000,000.00	$20,000,000.00	6,250,000	—	6,250,000	10.0%

Total	($24,367,319.38)	$0.00	($5,300,100.14)	$157,593,649.34	49,248,015	13,359,648	62,607,663	100.0%

(1)	Only the figures included in the boxes in this column have been updated to reflect 6/30/04 accumalated dividends.

15 years; $2.50/share

	Original Equity Investment	Shares Owned	Percent Ownership	Accumulated Dividends As Of 6/30/03	Accumulated Value of Preferred As Of 6/30/03	Accumulated Value of Preferred As Of 6/30/04(1)	Principal
Series A
Austin Ventures III-A, L.P.	$2,168,400	2,713,213	20.3%	$1,473,983.96	$3,642,383.96	$3,642,383.96
Austin Ventures III-B, L.P.	$1,831,600	2,291,792	17.2%	$1,245,041.97	$3,076,641.97	$3,076,641.97

Total	$4,000,000	5,005,005	37.5%	$2,719,025.93	$6,719,025.93	$6,719,025.93
Series B
Austin Ventures V, L.P.	$3,809,524	959,725	7.2%	$1,864,822.73	$5,674,346.73	$5,674,346.73
Austin Ventures V Affiliates Fund, L.P.	$190,476	47,986	0.4%	$93,241.04	$283,717.04	$283,717.04
Capital Resources Lenders II, L.P.	$1,000,000	251,927	1.9%	$489,515.94	$1,489,515.94	$1,489,515.94

Total	$5,000,000	1,259,638	9.4%	$2,447,579.71	$7,447,579.71	$7,447,579.71
Series C
Windward Capital Partners II, L.P.	$24,888,237.87			$14,442,711.66	$39,330,949.53	$45,137,262.98	($24,888,237.87)
Windward Capital L.P. II, LLC	$1,361,770.64			$790,239.18	$2,152,009.82	$2,469,704.76	($1,361,770.64)
Capital Resources Lenders II, L.P.	$1,499,991.49	—	0. 00%	$870,449.11	$2,370,440.60	$2,370,440.60

Total	$27,750,000.00	—	0. 00%	$16,103,399.95	$43,853,399.95	$49,977,408.34	($26,250,008.51)
Series C-1
Windward Capital Partners II, L.P.	$4,439,842.55			$1,818,395.09	$6,258,237.64	$7,294,032.76	($4,439,842.22)
Windward Capital L.P. II, LLC	$242,930.03			$99,495.14	$342,425.17	$399,099.64	($242,930.03)
Capital Resources Lenders II, L.P.	$267,581.37			$109,591.43	$377,172.80	$377,172.80

Total	$4,950,353.95			$2,027,481.66	$6,977,835.61	$8,070,305.20	($4,682,772.25)
Series D
Abry Partners IV, L.P.	$64,959,900.00	3,096,356	23.2%	$19,190,478.02	$84,150,378.02	$84,150,378.02
Abry Investment Partnership, L.P.	$40,100.00	1,912	0.0%	$11,850.12	$51,950.12	$51,950.12
Capital Resources Lenders II, L.P.	$5,000,000.00	238,328	1.8%	$1,477,102.16	$6,477,102.16	$6,477,102.16

Total	$70,000,000.00	3,336,596	25.0%	$20,679,430.30	$90,679,430.30	$90,679,430.30
Sub Debt
Austin Ventures III-A, L.P.		33,344	0.2%
Austin Ventures III-B, L.P.		28,167	0.2%
Capital Resources Lenders II, L.P.		688,625	5.2%
Northwestern Mutual		1,133,328	8.5%

Total		1,883,464	14.1%
Other
Management		1,187,218	8.9%
Other Holders		321,101	2.4%
Heller Financial Warrant		366,626	2.7%
New York Life Capital Partners II, L.P.							$30,000,000.00
PPM America Private Equity Fund, L.P.							$20,000,000.00

Total	111,700,353.95	13,359,648	100. 00%	$43,976,917.55	$155,677,271.50	$162,893,749.48	$19,067,219.24

Total By Sponsor
Austin Ventures III-A, L.P.	$2,168,400.00	2,746,557	20.6%	$1,473,983.96	$3,642,383.96	$3,642,383.96	$0.00
Austin Ventures III-B, L.P.	$1,831,600.00	2,319,959	17.4%	$1,245,041.97	$3,076,641.97	$3,076,641.97	$0.00
Austin Ventures V, L.P.	$3,809,524.00	959,725	7.2%	$1,864,822.73	$5,674,346.73	$5,674,346.73	$0.00
Austin Ventures V Affiliates Fund, L.P.	$190,476.00	47,986	0.4%	$93,241.04	$283,717.04	$283,717.04	$0.00
Capital Resources Lenders II, L.P.	$7,767,572.86	1,178,880	8.8%	$2,946,658.64	$10,714,231.50	$10,714,231.50	$0.00
Windward Capital Partners II, L.P.	$29,328,080.42	—	0.0%	$16,261,106.75	$45,589,187.17	$52,431,295.74	($29,328,080.09)
Windward Capital L.P. II, LLC	$1,604,700.67	—	0.0%	$889,734.32	$2,494,434.99	$2,868,804.40	($1,604,700.67)
Abry Partners IV, L.P.	$64,959,900.00	3,096,356	23.2%	$19,190,478.02	$84,150,378.02	$84,150,378.02	$0.00
Abry Investment Partnership, L.P.	$40,100.00	1,912	0.0%	$11,850.12	$51,950.12	$51,950.12	$0.00
Northwestern Mutual	$0.00	1,133,328	8.5%	$0.00	$0.00	$0.00	0.00
Management	$0.00	1,187,218	8.9%	$0.00	$0.00	$0.00	0.00
Other Holders	$0.00	321,101	2.4%	$0.00	$0.00	$0.00	0.00
Heller Financial Warrant	$0.00	366,626	2.7%	$0.00	$0.00	$0.00	0.00
New York Life Capital Partners II, L.P.	$—	$—	$—	$—	$—	$—	$30,000,000.00
PPM America Private Equity Fund, L.P.	$0.00	—	0.0%	$0.00	$0.00	$0.00	$20,000,000.00

Total	$111,700,353.95	13,359,648	100.0%	$43,976,917.55	$155,677,271.50	$162,893,749.48	$19,067,219.24

	Restructuring Dividends	Equity	Total Adjustments	Adjusted Accumulated Value of Preferred As Of 6/30/04(1)	New Preferred Converted Shares at Closina	New Common Converted Shares at Closinq	New Total Ownership at Closinq
Series A
Austin Ventures III-A, L.P.			$0.00	$3,642,383.96	1,456,954	2,713,213	4,170,167
Austin Ventures III-B, L.P.			$0.00	$3,076,641.97	1,230,657	2,291,792	3,522,449

Total			$0.00	$6,719,025.93	2,687,610	5,005,005	7,692,615
Series B
Austin Ventures V, L.P.			$0.00	$5,674,346.73	2,269,739	959,725	3,229,464
Austin Ventures V Affiliates Fund, L.P.			$0.00	$283,717.04	113,487	47,986	161,473
Capital Resources Lenders II, L.P.			$0.00	$1,489,515.94	595,806	251,927	847,733

Total			$0.00	$7,447,579.71	2,979,032	1,259,638	4,238,670
Series C
Windward Capital Partners II, L.P.	($20,249,025.11)		($45,137,262.98)			0	0
Windward Capital L.P. II, LLC	($1,107,934.12)		($2,469,704.76)			0	0
Capital Resources Lenders II, L.P.			$0.00	$2,370,440.60	948,176	0	948,176

Total	($21,356,959.23)		($47,606,967.74)	$2,370,440.60	948,176	0	948,176
Series C-1
Windward Capital Partners II, L.P.	($2,854,190.54)		($7,294,032.76)			0	0
Windward Capital L.P. II, LLC	($156,169.61)		($399,099.64)			0	0
Capital Resources Lenders II, L.P.			$0.00	$377,172.80	150,869	0	150,869

Total	($3,010,360.15)		($7,693,132.40)	$377,172.80	150,869	0	150,869
Series D				$0.00
Abry Partners IV, L.P.			$0.00	$84,150,378.02	33,660,151	3,096,356	36,756,507
Abry Investment Partnership, L.P.			$0.00	$51,950.12	20,780	1,912	22,692
Capital Resources Lenders II, L.P.			$0.00	$6,477,102.16	2,590,841	238,328	2,829,169

Total			$0.00	$90,679,430.30	36,271,772	3,336,596	39,608,368
Sub Debt
Austin Ventures III-A, L.P.						33,344	33,344
Austin Ventures III-B, L.P.						28,167	28,167
Capital Resources Lenders II, L.P.						688,625	688,625
Northwestern Mutual						1,133,328	1,133,328

Total						1,883,464	1,883,464
Other
Management						1,187,218	1,187,218
Other Holders						321,101	321,101
Heller Financial Warrant						366,626	366,626
New York Life Capital Partners II, L.P.			$30,000,000.00	$30,000,000.00	12,000,000	0	12,000,000
PPM America Private Equity Fund, L.P.			$20,000,000.00	$20,000,000.00	8,000,000	0	8,000,000

Total	($24,367,319.38)	$0.00	($5,300,100.14)	$157,593,649.34	63,037,460	13,359,648	76,397,108

Total By Sponsor
Austin Ventures III-A, L.P.	$0.00	$0.00	$0.00	$3,642,383.96	1,456,954	2,746,557	4,203,511	5.5%
Austin Ventures III-B, L.P.	$0.00	$0.00	$0.00	$3,076,641.97	1,230,657	2,319,959	3,550,616	4.6%
Austin Ventures V, L.P.	$0.00	$0.00	$0.00	$5,674,346.73	2,269,739	959,725	3,229,464	4.2%
Austin Ventures V Affiliates Fund, L.P.	$0.00	$0.00	$0.00	$283,717.04	113,487	47,986	161,473	0.2%
Capital Resources Lenders II, L.P.	$0.00	$0.00	$0.00	$10,714,231.50	4,285,693	1,178,880	5,464,573	7.2%
Windward Capital Partners II, L.P.	($23,103,215.65)	$0.00	($52,431,295.74)	$0.00	—	—	—	0.0%
Windward Capital L.P. II, LLC	($1,264,103.73)	$0.00	($2,868,804.40)	$0.00	—	—	—	0.0%
Abry Partners IV, L.P.	$0.00	$0.00	$0.00	$84,150,378.02	33,660,151	3,096,356	36,756,507	48.1%
Abry Investment Partnership, L.P.	$0.00	$0.00	$0.00	$51,950.12	20,780	1,912	22,692	0.0%
Northwestern Mutual	0.00	0.00	$0.00	0.00	—	1,133,328	1,133,328	1.5%
Management	0.00	0.00	$0.00	0.00	—	1,187,218	1,187,218	1.6%
Other Holders	0.00	0.00	$0.00	0.00	—	321,101	321,101	0.4%
Heller Financial Warrant	0.00	0.00	$0.00	0.00	—	366,626	366,626	0.5%
New York Life Capital Partners II, L.P.	$0.00	$0.00	$30,000,000.00	$30,000,000.00	12,000,000	—	12,000,000	15.7%
PPM America Private Equity Fund, L.P.	0.00	0.00	$20,000,000.00	$20,000,000.00	8,000,000	—	8,000,000	10.5%

Total	($24,367,319.38)	$0.00	($5,300,100.14)	$157,593,649.34	63,037,460	13,359,648	76,397,108	100.0%

(1)	Only the figures included in the boxes in this column have been updated to reflect 6/30/04 accumulated dividends.